C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP
C H A N C E

                                                                     EXHIBIT 4.4

                                 Dated [.] 2004

                      GRACECHURCH CARD FUNDING (NO. 6) PLC

                                     - and -

                              THE BANK OF NEW YORK

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                                   TRUST DEED
                                  constituting
              $[.] Class A Floating Rate Asset-Backed Notes due [.]
              $[.] Class B Floating Rate Asset-Backed Notes due [.]
                                       and
              $[.] Class C Floating Rate Asset-Backed Notes due [.]
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

                                    CONTENTS

CLAUSE                                                                      PAGE

1.     Definitions And Interpretation..........................................1
2.     Covenant To Repay And Pay Interest On The Notes;
       Note Trustee's  Requirements  Following An Event
       Of Default.............................................................11
3.     Form Of Issue Of Notes; Issue Of Individual Note
       Certificates...........................................................13
4.     Covenant Of Compliance.................................................15
5.     Cancellation Of Notes..................................................16
6.     Enforcement............................................................16
7.     Proceedings............................................................17
8.     Priority Of Payments And Notice Of Payment.............................18
9.     Investment By Note Trustee.............................................18
10.    Covenants By The Issuer................................................19
11.    Remuneration And Indemnification Of Note Trustee.......................23
12.    Supplement To Trustee Acts.............................................24
13.    Note Trustee's Liability...............................................33
14.    Delegation By Note Trustee.............................................33
15.    Employment Of Agent By Note Trustee....................................34
16.    Note Trustee Contracting With Issuer...................................34
17.    Waiver; Authorisation; Determination;
       Modification; Substitution Of Principal Debtor.........................35
18.    Currency Indemnity.....................................................37
19.    Eligibility And Disqualification;  New Note
       Trustee;  Separate And Co-Note Trustees;
       Note Trustee Information...............................................38
20.    Note Trustee's Retirement And Removal..................................39
21.    Note Trustee's Powers Additional.......................................40
22.    Notices................................................................40
23.    Governing Law And Jurisdiction.........................................41
24.    TIA Prevails...........................................................42
25.    Amendments.............................................................42
26.    Counterparts...........................................................42
27.    Certificates And Opinions..............................................42
28.    Post Maturity Call Option..............................................43
29.    Release Of Collateral..................................................43
30.    Contract (Rights Of Third Parties) Act.................................44

THE FIRST SCHEDULE  Form Of Class A Global Note Certificate...................45

THE SECOND SCHEDULE Form Of Class B Global Note Certificate...................51

THE THIRD SCHEDULE Form Of Class C Global Note Certificate....................57

THE FOURTH SCHEDULE Form Of Individual Class A Note Certificate...............63

THE FIFTH SCHEDULE Form Of Individual Class B Note Certificate................67

THE SIXTH SCHEDULE Form Of Individual Class C Note Certificate................71

THE SEVENTH SCHEDULE Terms And Conditions Of The Notes........................75

THE EIGHTH SCHEDULE Provisions For Meetings Of Noteholders....................93

THE NINTH SCHEDULE Priority Of Payments......................................103

THIS TRUST DEED is made the [.] 2004

BETWEEN:

(1) GRACECHURCH CARD FUNDING (NO. 6) PLC a public company incorporated under the laws of England and Wales with registered number 4883336 whose registered office is at 54 Lombard Street, London EC3P 3AH (hereinafter called the "ISSUER"); and

(2) THE BANK OF NEW YORK a New York banking corporation acting through its London branch whose principal place of business is at One Canada Square, Canary Wharf, London E14 5AL (hereinafter called the "NOTE TRUSTEE", which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of this Deed).

WHEREAS:

(1) By resolutions of the Board of Directors of the Issuer passed on 7 January 2004, the Issuer has resolved to issue $[.] in aggregate principal amount of asset backed notes comprising $[.] in aggregate principal amount of Class A Floating Rate Asset-Backed Notes due [.] (the "CLASS A NOTES"), $[.] in aggregate principal amount of Class B Floating Rate Asset-Backed Notes due [.] (the "CLASS B NOTES") and $[.] in aggregate principal amount of Class C Floating Rate Asset-Backed Notes due [.] (the "CLASS C NOTES" and, together with the Class A Notes and the Class B Notes, the "NOTES") to be constituted and secured in the manner hereinafter appearing and in the manner appearing in the Deed of Charge.

(2) The Note Trustee has agreed to act as trustee of this Deed (including the security constituted by the Deed of Charge) for the Noteholders upon and subject to the terms and conditions of this Deed.

NOW THIS TRUST DEED WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 In this Deed, including the recitals hereto, unless there is anything in the subject or context inconsistent therewith the expressions listed below shall have the following meanings, namely:

     "AFFILIATE" has the meaning ascribed to it in Rule 405 under the Securities Act;

     "AGENT BANK" means The Bank of New York, London Branch;

     "AGENTS" means the Principal Paying Agent, the other Paying Agents, the Registrar, the Transfer Agents, or any of them;

     "AUDITORS" means PricewaterhouseCoopers LLP or such other reputable firm of accountants qualified to practice in the United Kingdom as may be appointed by the Issuer from time to time;

     "AUTHORISED INVESTMENTS" means any one or more of the following:

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     (i)    demand or time deposits, certificates of deposit and other short-term unsecured debt obligations at or of any institution, provided that, in each case, at the time the deposit is made or the certificate or obligation is acquired the then current rating of the unsecured and unguaranteed debt obligations of that institution (or, where the investment in question is guaranteed, of the guaranteeing institution) is A1+ and P-1, or (if different) the then highest rating conferred in respect of such obligation by S&P and Moody's (respectively); or

     (ii) short-term unsecured debt obligations (including commercial paper) issued or guaranteed by any body corporate provided that at the time the obligation is acquired the then current rating of the unsecured and unguaranteed debt obligations of that body corporate (or where the debt obligations in question are guaranteed, of the guaranteeing institution) is A+ and P-1, or (if different) the then highest rating conferred in respect of such obligation by S&P and Moody's (respectively);

     "BASIC TERMS MODIFICATION" has the meaning ascribed to it in Note Condition 13;

     "BELGIAN PLEDGE" means the pledge agreement dated of even date hereof and entered in to between the Issuer and the Note Trustee;

     "BUSINESS DAY" means a day other than a Saturday or a Sunday or a day on which banking institutions in London or New York are authorised or obliged by law to be closed;

     "CLASS A GLOBAL NOTE CERTIFICATE" means the global note certificate representing the Class A Notes and issued pursuant to the provisions of this Trust Deed in, or substantially in, the form set out in the First Schedule;

     "CLASS A INDIVIDUAL NOTE CERTIFICATE" means any individual note certificate representing a Class A Noteholder's entire holding of Class A Notes, in or substantially in the form set out in the Fourth Schedule;

     "CLASS A NOTEHOLDERS" means the persons who are for the time being the holders of one or more of the Class A Notes (being, so long as such Notes or any part thereof are represented by the Class A Global Note Certificate, the person in whose name the Class A Note is registered in the Register of Noteholders and so long as such Notes or any part thereof are represented by Individual Class A Note Certificates, each person who is for the time being shown in the Register as the holder of a particular principal amount thereof) SAVE THAT so long as such Notes or any part thereof are represented by the Class A Global Note Certificate, each person who is for the time being shown in the records of DTC (other than Euroclear or Clearstream, Luxembourg, if Euroclear or Clearstream, Luxembourg are participants in DTC), Euroclear (other than DTC or Clearstream, Luxembourg, if DTC or Clearstream, Luxembourg are accountholders of Euroclear) or Clearstream, Luxembourg (other than DTC or Euroclear, if DTC or Euroclear are accountholders of Clearstream, Luxembourg) as the holder of a particular principal amount of Class A Notes shall be deemed to be and shall be treated as the holder thereof PROVIDED THAT such deeming and treatment shall not affect the right to payments in respect of the Class A Global Note Certificate which shall be vested solely in the registered holder of the Class A Global Note Certificate in accordance with and subject to its terms and the terms of this Trust Deed;

     "CLASS A NOTES" means the notes in registered form, in or substantially in the form set out in the First Schedule in denominations of $1,000 comprising the Class A Notes of the Issuer constituted by this Trust Deed, to be represented by a Note Certificate or Note Certificates, and for the time being outstanding or, as the context may require, a specific number of such notes and the Class A Global Note Certificate for as long as it has not been exchanged in accordance with its terms;

     "CLASS A SWAP AGREEMENT" means the ISDA Master Agreement together with the applicable schedule and confirmation dated [.] 2004 and made between the Issuer and the Swap Counterparty in respect of payments made under the Class A Notes;

     "CLASS B GLOBAL NOTE CERTIFICATE" means the global note certificate representing the Class B Notes and issued pursuant to the provisions of this Trust Deed in, or substantially in, the form set out in the Second Schedule;

     "CLASS B INDIVIDUAL NOTE CERTIFICATE" means any individual note certificate representing a Class B Noteholder's entire holding of Class B Notes, in or substantially in the form set out in the Fifth Schedule;

     "CLASS B NOTEHOLDERS" means the persons who are for the time being the holders of one or more of the Class B Notes (being, so long as such Notes or any part thereof are represented by the Class B Global Note Certificate, the person in whose name the Class B Note is registered in the Register and so long as such Notes or any part thereof are represented by Individual Class B Notes Certificates, each person who is for the time being shown in the Register as the holder of a particular principal amount thereof) SAVE THAT so long as such Notes or any part thereof are represented by the Class B Global Note Certificate, each person who is for the time being shown in the records of DTC (other than Euroclear or Clearstream, Luxembourg, if Euroclear or Clearstream, Luxembourg are participants in DTC), Euroclear (other than DTC or Clearstream, Luxembourg, if DTC or Clearstream, Luxembourg are accountholders of Euroclear) or Clearstream, Luxembourg (other than DTC or Euroclear, if DTC or Euroclear are accountholders of Clearstream, Luxembourg) as the holder of a particular principal amount of Class B Notes shall be deemed to be and shall be treated as the holder thereof PROVIDED THAT such deeming and treatment shall not affect the right to payments in respect of the Class B Global Note Certificate which shall be vested solely in the registered holder of the Class B Global Note Certificate in accordance with and subject to its terms and the terms of this Trust Deed;

     "CLASS B NOTES" means the notes in registered form, in or substantially in the form set out in the Third Schedule in denominations of $1,000 comprising the Class B Notes of the Issuer constituted by this Trust Deed, to be represented by a Note Certificate or Note Certificates and for the time being outstanding or, as the context may require, a specific number of such notes and the Class B Global Note Certificate for as long as it has not been exchanged in accordance with its terms;

     "CLASS B SWAP AGREEMENT" means the ISDA Master Agreement, together with the applicable schedule and confirmation, dated [.] 2004 and made between the Issuer and the Swap Counterparty in respect of payments made under the Class B Notes;

     "CLASS C GLOBAL NOTE CERTIFICATE" means the global note certificate representing the Class B Notes and issued pursuant to the provisions of this Trust Deed in, or substantially in, the form set out in the Third Schedule;

     "CLASS C INDIVIDUAL NOTE CERTIFICATE" means any individual note certificate representing a Class C Noteholder's entire holding of Class C Notes, in or substantially in the form set out in the Sixth Schedule;

     "CLASS C NOTEHOLDERS" means the persons who are for the time being the holders of one or more of the Class C Notes (being, so long as such Notes or any part thereof are represented by the Class C Global Note Certificate, the person in whose name the Class C Note is registered in the Register and so long as such Notes or any part thereof are represented by Individual Class C Note Certificates, each person who is for the time being shown in the Register as the holder of a particular principal amount thereof) SAVE THAT so long as such Notes or any part thereof are represented by the Class C Global Note Certificate, each person who is for the time being shown in the records of DTC (other than Euroclear or Clearstream, Luxembourg, if Euroclear or Clearstream, Luxembourg are participants in DTC), Euroclear (other than DTC or Clearstream, Luxembourg, if DTC or Clearstream, Luxembourg are accountholders of Euroclear) or Clearstream, Luxembourg (other than DTC or Euroclear, if DTC or Euroclear are accountholders of Clearstream, Luxembourg) as the holder of a particular principal amount of Class C Notes shall be deemed to be and shall be treated as the holder thereof PROVIDED THAT such deeming and treatment shall not affect the right to payments in respect of the Class C Global Note Certificate which shall be vested solely in the registered holder of the Class C Global Note Certificate in accordance with and subject to its terms and the terms of this Trust Deed;

     "CLASS C NOTES" means the notes in registered form, in or substantially in the form set out in the Fourth Schedule in denominations of $1,000 comprising the Class C Notes of the Issuer constituted by this Trust Deed, to be represented by a Note Certificate or Note Certificates, and for the time being outstanding or, as the context may require, a specific number of such notes and the Class C Global Note Certificate for as long as it has not been exchanged in accordance with its terms;

     "CLASS C SWAP AGREEMENT" means the ISDA Master Agreement, together with the applicable schedule and confirmation, dated [.] 2004 and made between the Issuer and the Swap Counterparty in respect of payments made under the Class C Notes;

     "CLEARING SYSTEMS" means DTC, Clearstream, Luxembourg and Euroclear;

     "CLEARSTREAM, LUXEMBOURG" means Clearstream, Luxembourg, societe anonyme;

     "CLOSING DATE" means [.] 2004 or such later date as may be agreed pursuant to the Underwriting Agreement;

     "DEED OF CHARGE" means a deed of charge of even date herewith entered into by inter alios the Issuer in favour of the Note Trustee;

     "DISTRIBUTION DATE" shall mean the 15/th/ day of each calendar month starting on [.] or, if such day is not a Business Day, the next following Business Day;

     "DOCUMENTS" means this Trust Deed, the Deed of Charge, the Underwriting Agreement, the Paying Agency and Agent Bank Agreement, the Swap Agreements and the Series 04-1 MTN Certificate;

     "DTC" means The Depository Trust Company of New York;

     "ENFORCEMENT NOTICE" has the meaning ascribed thereto in Note Condition 9;

     "EUROCLEAR" means Euroclear Bank S.A./N.V. as operator of the Euroclear System;

     "EVENT OF DEFAULT" means any of the events described as Events of Default in Note Condition 9;

     "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended;

     "EXPENSES LOAN AGREEMENT" means an expenses loan agreement dated of even date herewith between the Issuer, the Note Trustee and Barclays Bank PLC;

     "EXTRAORDINARY RESOLUTION" has the meaning ascribed thereto in the Tenth Schedule;

     "GLOBAL NOTE CERTIFICATES" means the Class A Global Note Certificate, the Class B Global Note Certificate and the Class C Global Notes Certificate, or any of them, as the context may require;

     "GLOBAL NOTES" means the Class A Notes, Class B Notes and the Class C Notes in global form, or any of them as the context may require;

     "INDEBTEDNESS" means in relation to the Issuer any indebtedness to any other person;

     "INDEPENDENT" means, when used with respect to any specified person, that the person (1) is in fact independent of the Issuer and any other obligor in respect of the Notes and any other person with an ownership interest in the receivables trust and of any affiliate of any of the foregoing persons,
     (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or any such other person with such an ownership interest in the receivables trust or in any affiliate of any of the foregoing persons, and (3) is not connected with the Issuer or any such other obligor or any affiliate of the Issuer or any such other person with such an ownership interest in the receivables trust as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions;

     "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Note Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Clause 12(w) hereof, made by an independent appraiser or other expert appointed by an Issuer Order and approved by the Note Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Trust Deed and that the signer is Independent within the meaning thereof;

     "INDIVIDUAL NOTE CERTIFICATES" means the Class A Individual Note Certificates, the Class B Individual Note Certificates and the Class C Individual Note Certificates, or any of them, as the context may require;

     "INTEREST PAYMENT DATE" shall mean the 15/th/ day of each calendar month starting on [.];

     "INTEREST PERIOD" has the meaning ascribed thereto in Note Condition 5;

     "INVESTOR INTEREST" means the beneficial entitlement to receivables trust property of the MTN Issuer in respect of Series 04-1;

     "ISSUER ORDER" means a written order of request signed in the name of the Issuer by any one of its authorised officers and delivered to the Note Trustee;

     "JUNIOR NOTEHOLDERS" means, in relation to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, and in relation to the Class B Noteholders, the Class C Noteholders;

     "JUNIOR NOTES" means, in relation to the Class A Notes, the Class B Notes and the Class C Notes and, in relation to the Class B Notes, the Class C Notes;

     "LONDON STOCK EXCHANGE" means the London Stock Exchange plc;

     "MOODY'S" means Moody's Investors Service Limited;

     "MTN ISSUER" means Barclaycard Funding PLC, a public limited company incorporated under the laws of England and Wales with company number 2530163, in its capacity as issuer of medium term notes and medium term note certificates under the Programme;

     "MTN MASTER DEFINITIONS SCHEDULE" means the MTN Master Definitions Schedule as amended and restated;

     "MTN TRUSTEE" means the Bank of New York in its capacity as such under the Security Trust Deed and MTN Cash Management Agreement dated 23 November 1999, as amended and/or supplemented;

     "NEW YORK PAYING AGENT" means the Bank of New York, acting through its New York office;

     "NOTE CERTIFICATE" means any Global Note Certificate or Individual Note Certificate and includes any replacement Note Certificates issued pursuant to the Note Conditions;

     "NOTE CONDITIONS" means the Terms and Conditions applicable to the Notes in the form or substantially in the form set out in the Seventh Schedule, as the same may from time to time be modified in accordance with this Deed and any reference in this Deed to a particular numbered Note Condition shall be construed accordingly;

     "NOTEHOLDERS" means the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, and "NOTEHOLDER" means any of them;

     "NOTES" means the Class A Notes, the Class B Notes and the Class C Notes, or any of them, as the context may require;

     "OFFICERS' CERTIFICATE" shall mean, with respect to any Person, a certificate signed (i) by the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President or the Treasurer of such Person and (ii) by any other such officer or any Assistant Treasurer or the Secretary or any Assistant Secretary of such Person. Each such certificate shall include the statements provided for in Clause 10(u) if and to the extent required by the provisions hereof;

     "OPINION OF COUNSEL" shall mean an opinion in writing signed by legal counsel who shall be reasonably acceptable to the Note Trustee and who may be an employee of or of counsel to the Issuer or an affiliate of the Issuer. Each such opinion shall include the statements provided for in Clause 10(u) if and to the extent required by the provisions thereof. The acceptance by the Note Trustee of, and its actions on, an Opinion of Counsel shall be sufficient evidence that such counsel is acceptable to the Note Trustee;

     "PAYING AGENCY AND AGENT BANK AGREEMENT" means the paying agency and agent bank agreement of even date herewith and made between the Issuer, the Paying Agents, the Transfer Agent, the Registrar, the Agent Bank and the Note Trustee;

     "PAYING AGENTS" means the Principal Paying Agent, the New York Paying Agent and any other person appointed as paying agent pursuant to the Paying Agency and Agent Bank Agreement, and "PAYING AGENT" means any of them;

     "PRINCIPAL AMOUNT OUTSTANDING" means in relation to a Note on any date, the principal amount of that Note on the date of issue less the aggregate amount of all principal payments in respect of that Note that have been paid by the Issuer to the Noteholder concerned under the Note Conditions prior to such date in accordance with the Note Conditions;

     "PRINCIPAL PAYING AGENT" means The Bank of New York acting through its London branch located at One Canada Square, London E14 5AL, or such other Principal Paying Agent in respect of the Notes for the time being as may have been appointed as such by the Issuer with the prior approval of, and on terms previously approved in writing, by the Note Trustee and (except in the case of initial Principal Paying Agent), notice of whose appointment has been given to the Noteholders pursuant to Clause 10(m) in accordance with the Note Conditions;

     "PROGRAMME" means the secured medium term note issuance programme established by the MTN Issuer;

     "RATING AGENCIES" means Moody's and S&P;

     "REGISTER" means the register maintained by the Registrar in accordance with Clause 4.1 of the Paying Agency and Agent Bank Agreement;

     "REGISTRAR" means the registrar appointed in accordance with the terms of the Paying Agency and Agent Bank Agreement;

     "S&P" means Standard and Poor's Ratings Group, a division of the McGraw-Hill Companies Inc.;

     "SCHEDULED REDEMPTION DATE" means the Interest Payment Date falling in [.];

     "SEC" means the United States Securities and Exchange Commission;

     "SECURITIES ACT" means the United States Securities Act of 1933, as amended;

     "SECURITY TRUSTEE" means The Bank of New York in its capacity as security trustee in respect of the Programme;

     "SENIOR NOTES" means in relation to the Class B Notes, the Class A Notes, and in relation to the Class C Notes, the Class A Notes and the Class B Notes;

     "SENIOR NOTEHOLDERS" means in relation to the Class B Noteholders, the Class A Noteholders, and in relation to the Class C Noteholders, the Class A Noteholders and the Class B Noteholders;

     "SERIES 04-1 ISSUER ACCOUNT" means the account of the Issuer at Barclays Bank PLC with account number 47872799, sort code 20-19-90, or any successor or replacement account in respect thereof;

     "SERIES 04-1 MTN" means the Series 04-1 medium term note certificate issued by the MTN Issuer under the Programme, and subscribed for by the Issuer using the proceeds of the Notes;

     "SERIES 04-1 SUPPLEMENT" means the supplement dated [.] 2004 to the Declaration of Trust and Trust Cash Management Agreement dated 23 November 1999;

     "SERIES 04-1 TERMINATION DATE" means the earlier of the Distribution Date on which the Investor Interest has been reduced to zero and the Interest Payment Date falling in [.];

     "SWAP AGREEMENTS" means the Class A Swap Agreement, the Class B Swap Agreement and the Class C Swap Agreement;

     "SWAP COUNTERPARTY" means Barclays Bank PLC, acting through its office at 5 The North Colonnade, London E14 4BB:

     "TIA" means the United States Trust Indenture Act of 1939, as amended;

     "TRANSFER AGENT" has the meaning given to it in the Paying Agency and Agent Bank Agreement;

     "TRUST CORPORATION" means a corporation entitled by rules made under the Public Trustee Act 1906 of Great Britain to act as a custodian trustee or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee and shall be deemed to include The Bank of New York; and

     "TRUSTEE ACTS" means both the Trustee Acts 1925 and the Trustee Act 2000 of England and Wales; and

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

     "UNDERWRITING AGREEMENT" means the Underwriting Agreement between the Issuer and the Underwriters named therein dated [.] 2004.

1.2  Any reference in this Deed to:

     "OUTSTANDING" means in relation to the Notes, as of any date of determination, all the Notes issued other than (a) those Notes which have been redeemed in full and cancelled pursuant to Note Condition 6 or otherwise pursuant to this Deed; (b) those Notes in respect of which the date for redemption in full in accordance with the Conditions has occurred and the redemption monies for which (including all interest payable thereon) have been duly paid to the Note Trustee or to the Principal Paying Agent in the manner provided in the Paying Agency and Agent Bank Agreement (and, where appropriate, notice to that effect has been given to the Noteholders in accordance with Note Condition 14) and remain available for payment against presentation of the relevant Notes; (c) those Notes which have been purchased and cancelled in accordance with Note Condition 6; and
     (d) those Notes which have become void under Note Condition 10,

     provided that for each of the following purposes, namely:

     1.2.1  the right to attend and vote at any meeting of the Noteholders;

     1.2.2 the determination of how many and which Notes are for the time being outstanding for the purposes of Clause 7.1 and Clause 18, Note Conditions 9 and 13 and paragraphs 2, 5, 6 and 9 of the Eighth Schedule;

     (i) any discretion, power or authority contained in this Deed which the Note Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of any of the Noteholders; and

     (iii) the determination by the Note Trustee whether any of the events specified in Note Condition 9 is materially prejudicial to the interests of the Noteholders,

     those Notes (if any) which are for the time being held beneficially by or for the account of the Issuer or any of its respective subsidiaries, Affiliates or holding companies or other subsidiaries or Affiliates of such holding companies shall (unless and until ceasing to be so held or, in the case of the Issuer, cancelled) be deemed not to remain outstanding;

     "REPAY", "REDEEM" and "PAY" shall each include both the others and "REPAID", "REPAYABLE" and "REPAYMENT", "REDEEMED", "REDEEMABLE" and "REDEMPTION" and "PAID", "PAYABLE" and "PAYMENT" shall be construed accordingly; and

     "THIS DEED" and "TRUST DEED" means this Trust Deed and the Schedules and any Trust Deed supplemental hereto and the Schedules (if any) thereto, all as from time to time supplemented or modified in accordance with the provisions contained in this Deed and where applicable, therein.

1.3  CONSTRUCTION

     1.3.1 In this Deed all references to costs or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof;

     1.3.2 all references to "STERLING", "POUNDS STERLING" or the sign "(POUND)" shall be construed as references to the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; and

     1.3.3 all references to "DOLLARS" or the signs "US$" or "$" shall be construed as references to the lawful currency for the time being of the United States of America.

1.4 All references in this Deed to any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such re-enactment.

1.5 Unless otherwise defined herein or unless the context otherwise requires words or expressions contained in this Deed shall bear the same meanings as in the Companies Act 1985, the MTN Master Definitions Schedule and the Series 04-1 Supplement.

1.6 In this Deed references to Schedules, Clauses, sub-clauses, paragraphs and sub-paragraphs shall be construed as references to the schedules to this Deed and to the clauses, sub-clauses, paragraphs and sub-paragraphs of this Deed respectively and, unless otherwise stated, references to sub-clauses are references to sub-clauses of the Clause in which the reference appears.

1.7 References in this Deed to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of judicial proceeding described or referred to in this Deed.

1.8 Any reference to and the definition of any document (including this Deed) shall be deemed to be a reference to such document as from time to time amended, supplemented, modified or replaced (in whole or in part), but disregarding any amendment, supplement, variation or replacement taking place in breach of the terms of this Deed.

1.9 Words denoting the singular number only shall include the plural number also and vice versa and words denoting one gender only shall include the other genders and words denoting persons only shall include firms and corporations and vice versa.

1.10 Any reference in this Deed to any party or person includes any person deriving title therefrom and any of their respective successors or assigns.

1.11 All headings used herein and in the Schedules shall be disregarded for the purposes of the interpretation of this Deed.

1.12 Whenever this Deed refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Deed. All other TIA terms used in this Deed that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them.

2. COVENANT TO REPAY AND PAY INTEREST ON THE NOTES; NOTE TRUSTEE'S REQUIREMENTS FOLLOWING AN EVENT OF DEFAULT

2.1  ISSUANCE

     2.1.1 The aggregate principal amount on issue at the date hereof of the Notes is limited to $[.] comprising $[.] Class A Notes, $[.] Class B Notes and $[.] Class C Notes.

     2.1.2 On the date hereof, the Issuer shall issue the Notes subject to the satisfaction of the conditions precedent set forth in the Underwriting Agreement. Except as specifically provided herein no additional Notes shall be issued.

2.2  COVENANT TO REPAY

     The Issuer hereby covenants with the Note Trustee that it will, in accordance with the terms of the Notes (including the Note Conditions) and this Deed, on the Scheduled Redemption Date thereof as specified in such Note Conditions, or on each such earlier date as the Notes, or any of them or any part thereof, may become repayable thereunder (whether in full or in part), pay or procure to be paid unconditionally to or to the order of the Note Trustee in Dollars in New York for immediate value the principal amount of such Notes repayable subject to and in accordance with the terms of such Notes (including the Note Conditions) and this Deed, on that date and shall, subject to the terms of such Notes (including the Note Conditions), in the meantime and until such payment (after as well as before any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid interest on the Principal Amount Outstanding of the Notes at the rates calculated from time to time in accordance with and on the dates provided for in the Note Conditions, provided that:

     2.2.1 if on the Scheduled Redemption Date there are insufficient funds available to be applied in or towards redemption of the Notes in full pursuant to this Clause 2.2 then the above reference to "Scheduled Redemption Date" in Clause 2.2 shall be deemed to be replaced by a reference to the "Series 04-1 Termination Date" and the covenant contained in this Clause 2.2 shall be construed accordingly;

     2.2.2 every payment of principal or interest in respect of the Notes to or to the account of the New York Paying Agent in the manner provided in the Paying Agency and Agent Bank Agreement shall satisfy, to the extent of such payment, the relative covenant in relation to such Notes by the Issuer contained in this Clause except to the extent that there is default in the subsequent payment thereof by the New York Paying Agent (in the case of any of the Global Note Certificates) to or to the order of the registered owner thereof in accordance with the provisions of the Global Note Certificates or (in the case of the Individual Note Certificates relating thereto) to the relevant Noteholders;

     2.2.3 in any case where payment of principal or interest in respect of the Notes is not made to the New York Paying Agent on or before the due date whether at scheduled maturity or accelerated maturity following an Event of Default or on an Interest Payment Date, interest shall continue to accrue on such amount (both before and after judgment or other order of a court of competent jurisdiction) at the rate calculated in accordance with Note Condition 5 plus a margin of 2% per annum until whichever is the earlier of (i) the day on which all sums due in respect of such Note up to that day are received by or on behalf of the relevant Noteholder and (ii) the day which is seven days after the New York Paying Agent or the Note Trustee has notified the Noteholders either in accordance with Note Condition 14 or individually that it has received all sums due in respect of the Notes up to such seventh day (except to the extent that there is any subsequent default in payment);

     2.2.4 in any case where payment of principal or interest in respect of any Notes is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by sub-clause 2.2.2) interest shall accrue on that principal or interest amount or part thereof payment of which has been so withheld or refused (both before and after judgment or other order of a court of competent jurisdiction) at the rate calculated in accordance with Note Condition 5 plus a margin of 2% per annum from and including the date of such withholding or refusal until the date on which upon presentation of the relevant Note payment of the full amount (including interest as aforesaid) is in fact made or (if earlier) the seventh day after notice is given in accordance with Note Condition 14 that the full amount payable in respect of such Note is available for payment, provided that, upon the presentation of the relevant Note, payment is in fact made; and

     2.2.5 notwithstanding any other provision of this Trust Deed, the right of any Noteholder to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

2.3  FOLLOWING AN EVENT OF DEFAULT

     At any time after an Event of Default or the Notes shall otherwise have become due and repayable or the Note Trustee shall have received any money which it proposes to pay under Clause 8 to the Noteholders or at any time after Individual Note Certificates have not been issued when so required in accordance with this Deed, the Note Trustee may:

     2.3.1 by notice in writing to the Issuer, the Principal Paying Agent, the Agent Bank, the Registrar, and the other Paying Agents require the Principal Paying Agent, the Registrar, the other Paying Agents and the Agent Bank pursuant to the Paying Agency and the Agent Bank
            Agreement:

            (a) to act thereafter as Principal Paying Agent, Paying Agents, the Registrar and the Agent Bank respectively of the Note Trustee in relation to payments to be made or in relation to calculations and other related functions (as the case may be) by or on behalf of the Note Trustee under the provisions of this Deed on the terms provided in the Paying Agency and Agent Bank Agreement (with consequential amendments as necessary and save that the Note Trustee's liability under any provisions thereof for the indemnification of the Principal Paying Agent, the Paying Agents, the Registrar and the Agent Bank shall be limited to that amount for the time being held by the Note Trustee on the relative trusts of this Deed which is available to be applied by the Note Trustee for such purpose) and thereafter to hold all Note Certificates and all sums, documents and records held by them in respect of the Notes on behalf of the Note Trustee; and/or

            (b) to deliver up all Note Certificates and all sums, documents and records held by them in respect of such Notes to the Note Trustee or as the Note Trustee shall direct in such notice,

            provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent, the Registrar or Agent Bank is obliged not to release by any law or regulation; and

     2.3.2 by notice in writing to the Issuer require it to make all subsequent payments in respect of the Notes appertaining thereto to, or to the order of, the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of any such notice to the Issuer and until such notice is withdrawn, Clause 2.2.2 shall cease to have effect.

3.   FORM OF ISSUE OF NOTES; ISSUE OF INDIVIDUAL NOTE CERTIFICATES

3.1  GLOBAL NOTE CERTIFICATES

     3.1.1 The Notes shall on issue be represented by the Global Note Certificates. The Issuer shall on the date hereof deposit the Global Note Certificates with and register them in the name of a nominee for a common depositary of the Clearing Systems.

     3.1.2 The Global Note Certificates shall be printed or typed in the form or substantially in the forms set out in the First Schedule, the Second Schedule, and the Third Schedule.

     3.1.3 The procedures as regards the exchange, authentication, delivery, surrender, cancellation, presentation, marking down of any of the Global Notes (or part thereof) and any other matters to be carried out by the relevant parties upon such exchange (in whole or part) shall be made in accordance with the provisions of the relevant terms of the Global Notes, the Paying Agency and Agent Bank Agreement and the rules and procedures of DTC, Clearstream, Luxembourg and Euroclear for the time being. The Global Notes shall be in the aggregate principal amount of up to $[.] in respect of the Class A Global Note, $[.] in respect of the Class B Global Note and $[.] in respect of the Class C

            Global Note and each of the Global Notes Certificates shall be signed manually by a person duly authorised by the Issuer on behalf of the Issuer.

     3.1.4 The Issuer shall procure that, prior to the issue and delivery of each Global Note Certificate, each Global Note Certificate will be authenticated by an authorised signatory on behalf of the Registrar and no Global Note Certificate shall be valid for any purpose unless and until so authenticated. Until it (or part thereof) has been exchanged pursuant to this Clause 3.1 or Clause 3.2 each Global Note Certificate shall be subject to the provisions of this Deed and the registered owner of the corresponding Note shall be the only person entitled to receive payments of principal and interest as set out therein.

3.2   ISSUE OF INDIVIDUAL NOTE CERTIFICATES

     3.2.1  If (while the Notes are represented by Global Note Certificates):

            (a) the Notes become immediately due and repayable by reason of an Event of Default; or

            (b) DTC at any time notifies the Issuer that it is at any time unwilling or unable to hold the Global Note Certificates or is unwilling or unable to continue as or has ceased to be, a clearing agency registered under the Exchange Act and in each case the Issuer is unable to locate a qualified successor within 90 days of receiving such notification;

            then the Issuer shall (subject as mentioned below), in the event of sub-clauses (a) or (b) above (but subject to Clause 3.2.3 below) within 30 days of the occurrence of the relevant event issue Individual Note Certificates in exchange for the whole (or the remaining parts(s) outstanding) of the relevant Global Note Certificate.

     3.2.2 All Individual Note Certificates shall be printed, executed and delivered as set out below but shall be held by the Registrar until a Noteholder requests that the Individual Note Certificates to which he is entitled in exchange for his interest in the Global Note Certificates be issued, whereupon the Individual Note Certificates shall be issued as aforesaid. The procedures to be carried out by the relevant parties upon such exchange shall be made in accordance with the provisions of the relevant terms of the relevant Global Note Certificate in respect of which exchange is to be made and/or the normal practice of the Registrar and the rules and procedures of DTC, Clearstream, Luxembourg and Euroclear for the time being. Additionally, if any of the events mentioned in Clause 3.2.1 above occurs whilst the Notes (or any part thereof) are represented by a Global Note Certificate (or part thereof), such Global Note Certificate (or part thereof) shall forthwith be exchanged for the Individual Note Certificates (or part thereof) in accordance with its terms and Clause 3.1 above so that the relevant Notes (or any part thereof) are then represented solely by such Individual Note Certificates.

     3.2.3 Notwithstanding the foregoing provisions of this Clause 3.2, the Issuer shall not be obliged to issue Individual Note Certificates until the later of (a) the expiry of 40 days after the date hereof and (b) 30 days after the occurrence of the relevant event.

3.3  ISSUER TO NOTIFY NOTE TRUSTEE AND NOTEHOLDERS

     The Issuer shall notify the Note Trustee forthwith upon the occurrence of any of the events referred to in Clause 3.2.1 and shall, unless the Note Trustee agrees otherwise, promptly give notice thereof and of its obligations to issue Individual Note Certificates to the Class A Noteholders, the Class B Noteholders or (as the case may be) the Class C Noteholders in accordance with Note Condition 14.

3.4  FORM OF THE INDIVIDUAL NOTE CERTIFICATES

     The Individual Note Certificates shall be security printed in accordance with all applicable legal requirements in or substantially in the form set in the Fourth Schedule for Class A Notes, the Fifth Schedule for Class B Notes and the Sixth Schedule for Class C Notes and shall be payable or distributable to the registered holder thereof and the Individual Note Certificates shall be issued in the denomination of $1,000 each (in each case serially numbered) and shall be endorsed with the Note Conditions. Title to the Individual Note Certificates shall pass by registration in the Register.

3.5  SIGNATURE

     The Individual Note Certificates shall be signed manually or in facsimile by two of the Directors of the Issuer. The Issuer may use the facsimile signature of any person who at the date of printing of the Individual Note Certificates is a Director of the Issuer notwithstanding that at the time of issue of any of the Individual Note Certificates he may have ceased for any reason to be the holder of such office and the Individual Note Certificates so executed shall be binding and valid obligations of the Issuer. The Issuer shall procure that, prior to their issue, the Individual Note Certificates will be authenticated by an authorised signatory of the Registrar and none of the Individual Note Certificates shall be valid for any purpose unless and until so authenticated.

4.   COVENANT OF COMPLIANCE

4.1  COVENANT

     The Issuer hereby covenants with the Note Trustee that it will comply with and perform and observe all the provisions of this Deed which are expressed to be binding on it. The Note Conditions shall be binding on the Issuer, the Note Trustee, the Noteholders and all persons claiming through or under them respectively.

4.2  ENFORCEMENT

     The Note Trustee shall be entitled to enforce the obligations of the Issuer under the Notes and the Note Conditions as if the same were set out and contained in this Deed which shall be read and construed as one document with the Note Conditions.

4.3  MEETING OF NOTEHOLDERS

     The provisions contained in the Eighth Schedule shall have effect in the same manner as if herein set forth.

4.4  DECLARATION OF TRUST

     The Note Trustee shall hold the benefit of the covenants given in this Deed upon trust for itself and the Noteholders according to its and their respective interests.

4.5  STATEMENT AS TO COMPLIANCE

     The Issuer will deliver to the Note Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer of the Issuer, stating that:

     4.5.1 a review of the activities of the Issuer during such year and of performance under this Trust Deed has been made under his or her supervision; and

     4.5.2 to the best of his or her knowledge, based on such review, the Issuer has fulfilled all its obligations under this Trust Deed throughout such year, or, if there has been a default in the fulfilment of any such obligation, specifying each such default known to him or her and the nature and status thereof.

5.   CANCELLATION OF NOTES

5.1  CANCELLATION

     The Issuer shall procure that all Notes (i) which have been redeemed in full or (ii) which have been purchased by the Issuer shall forthwith be cancelled by or on behalf of the Issuer by the Registrar and a certificate stating the aggregate amounts of principal and interest paid in respect of the Notes which have been redeemed in full and serial numbers of the corresponding Note Certificates shall be given to the Note Trustee by or on behalf of the Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, payment or replacement (as the case may be). The Note Trustee may accept such certificate as conclusive evidence of repayment, purchase or replacement pro tanto of the Notes or payment of interest thereon respectively and of cancellation of the relative Notes.

5.2  RECORDS HELD BY PRINCIPAL PAYING AGENT

     The Issuer shall procure (i) that the Registrar shall keep a full and complete record of all Notes and of their redemption, payment, exchange or cancellation (as the case may be) and (ii) that such records shall be made available to the Note Trustee at all reasonable times.

6.   ENFORCEMENT

6.1  DISCRETION OF THE NOTE TRUSTEE

     At any time after the Notes, or any of them, shall have become due and repayable in accordance with the Note Conditions and shall not have been repaid (including, without limitation, following a default in payment of principal or interest thereunder) or upon delivery of an Enforcement Notice, the Note Trustee may at its discretion and without further notice, recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining unpaid and take such other steps and/or institute such proceedings as it may think fit against, or in relation to, the Issuer and/or such steps as it may think fit to enforce the security created in favour of the Note Trustee by, and contained in, the Deed of Charge and to enforce its obligations under this Deed including, without limitation, to enforce repayment of the Notes together with accrued interest and any other monies payable pursuant to this Deed, provided that the Note Trustee shall be bound by the terms of the Deed of Charge in determining the priority in which any monies received by it shall be applied.

6.2  STANDARD OF PROOF

     Should the Note Trustee take legal or other proceedings against the Issuer to enforce any of the provisions of the Notes, or any of them or this Deed proof therein that, as regards any Note, the Issuer has made default in paying any principal or interest due in respect of such Note shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Notes in respect of which the relevant payment is then due and payable. The Note Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Note Trustee and the Noteholders allowed in any judicial proceedings relating to the Issuer, its auditors or its property.

7.   PROCEEDINGS

7.1  NOTE TRUSTEE NOT BOUND

     The Note Trustee shall not be bound to take any such proceedings or steps as are mentioned in Clause 6.1 or any other proceedings pursuant to or in connection with this Deed, the Notes or any of them or to give any notice pursuant to Note Condition 14 unless respectively directed or requested to do so (i) by an Extraordinary Resolution or (ii) in writing by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Class A Notes for the time being outstanding, then the Class B Notes and thereafter the Class C Notes, and in either case then only if it shall be indemnified and/or secured to its satisfaction against all actions, proceedings, claims and demands to which it may thereby render itself liable and all costs, charges, damages, liabilities and expenses which it may incur by so doing, provided that so long as in relation to any class of Notes any of the Senior Notes are outstanding, the Note Trustee shall not, and shall not be bound to, act at the request or direction of the Junior Noteholders as aforesaid unless:

     (a) to do so would not, in its opinion, be materially prejudicial to the interests of the Senior Noteholders; or

     (b) such action is sanctioned by an Extraordinary Resolution of the Senior Noteholders.

7.2  LEGAL PROCEEDINGS

     Only the Note Trustee may enforce (i) the security created in favour of the Note Trustee by, and contained in, the Deed of Charge or any other security or (ii) the provisions of the Notes or this Deed and no Noteholders shall be entitled to enforce such security or to proceed directly against the Issuer to enforce its rights under or in respect of the Notes or this Trust Deed unless (i) the Note Trustee has become bound to institute proceedings and has failed to do so within a reasonable time and (ii) such failure is continuing.

7.3  Notwithstanding any other provision in this Deed and in accordance with
     Section 316(b) of the TIA, the right of any Noteholder to receive payment of principal and interest on its Notes on or after the due date for such principal or interest, or to institute suit for the enforcement of payment of that principal or interest, may not be impaired or affected without the consent of the Noteholder, provided that no such right of enforcement shall exist (i) in respect of a postponement of an interest payment which has been consented to by the Noteholders in accordance with the Conditions or
     (ii) to the extent that the institution or prosecution of such suit or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the lien or security of this Deed or the Deed of Charge upon any property subject to such lien or security.

8.   PRIORITY OF PAYMENTS AND NOTICE OF PAYMENT

8.1  PRIORITY OF PAYMENTS

     Subject to Clause 9.1 the Note Trustee shall apply all monies received by it under this Deed in accordance with the provisions of the Ninth Schedule.

8.2  NOTICE OF PAYMENT

     The Note Trustee shall give notice to the relevant Noteholders in accordance with Note Condition 14 of the day fixed for any payment to them under the Ninth Schedule. Such payment may be made in accordance with Note Condition 7 and such payment so made or made by the Note Trustee to the New York Paying Agent for such purposes shall be a good discharge to the Note Trustee.

9.   INVESTMENT BY NOTE TRUSTEE

9.1  POWER OF INVESTMENT

     If the amount of the monies at any time available for the payment of principal and interest in respect of the Notes under Clause 8 shall be less than 10 per cent. of the aggregate Principal Amount Outstanding of the Notes the Note Trustee may at its discretion invest such monies in some or one of the investments hereinafter authorised and such investments with the resulting income therefrom may be accumulated until the accumulations together with any other funds for the time being under the control of the Note Trustee and available for such purpose shall amount to a sum being not less than 10 per cent. of the aggregate Principal Amount Outstanding of the Notes and then such accumulations and funds shall be applied in the manner provided in Clause 8.

9.2  AUTHORISED INVESTMENTS

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

     Any monies which under this Deed may be invested by the Note Trustee may be invested in the name or under the control of the Note Trustee in any Authorised Investments and the Note Trustee may at any time or times vary any such Authorised Investments into other Authorised Investments and shall not be responsible for any loss due to depreciation in value, or otherwise resulting from any such Authorised Investments (save due to the negligence, fraud or wilful default of the Note Trustee).

9.3  RATE OF INTEREST

     If any bank with which any monies are invested is a subsidiary, holding or associated company of the Note Trustee, neither the Note Trustee nor that bank shall be obliged to account for any amount of interest greater than the standard amount of interest payable to a standard customer on an account of the type in which these monies are invested.

10.  COVENANTS BY THE ISSUER

     So long as any of the Notes remains outstanding the Issuer covenants with the Note Trustee that it shall:

     (a) CONDUCT: at all times carry on and conduct its affairs in a proper and efficient manner;

     (b) INFORMATION: give to the Note Trustee and procure that there is given to it such certificates, information and evidence as it shall reasonably require and in such form as it shall reasonably require (including but without prejudice to the generality of the foregoing the procurement by the Issuer of all such certificates called for by the Note Trustee pursuant to Clause 12(c) for the purpose of the discharge of the duties, trusts, powers, authorities and discretions vested in it under this Deed, any other Document, or by operation of law);

     (c) AUDITORS' REPORTS: cause to be prepared and certified by the Auditors in respect of each financial year, accounts in such form as will comply with accounting principles generally accepted in the United Kingdom and with the requirements of the London Stock Exchange;

     (d) BOOKS OF ACCOUNTS: at all times keep proper books of account and allow the Note Trustee, the Note Trustee's auditors, or, with the Issuer's prior approval, any professional or financial adviser of the Note Trustee at any time upon reasonable notice to have free access to all books of record and account at the Issuer's registered office and other relevant records during normal business hours;

     (e) COPIES OF SECURITIES AND SHAREHOLDERS' DOCUMENTS: send to the Note Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer) two copies of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders together with any of the foregoing, and every document issued or sent to holders of securities of the Issuer other than its shareholders as soon as practicable after the issue or publication thereof;

     (f) NOTIFICATION OF EVENT OF DEFAULT: upon becoming aware thereof give notice in writing to the Note Trustee of the occurrence of any Event of Default or any condition, event or act which with the giving of notice and/or the lapse of time and/or the issue of a certificate or determination of materiality would constitute an Event of Default and without waiting for the Note Trustee to take any action in respect thereof;

     (g) FINANCIAL STATEMENTS: give to the Note Trustee (a) within seven days after demand by the Note Trustee therefor; and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each financial period commencing with the financial period first ending after the date hereof and in any event not later than 180 days after the end of each such financial period a certificate of the Issuer signed by two Directors of the Issuer to the effect that, as at a date not more than seven days before delivering such certificate (the "RELEVANT DATE"), to the best of the knowledge, information and belief of the Issuer, there did not exist and had not existed since the relevant date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any condition, event or act which with the giving of notice and/or the lapse of time and/or the issue of a certificate or determination of materiality would constitute an Event of Default (or if such exists or existed specifying the same) and that during the period from and including the relevant date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the relevant date of such certificate the Issuer has complied with all its obligations contained in this Deed and in each of the other Documents or (if such is not the case) specifying the respects in which it has not complied;

     (h) FURTHER ACTS: at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to the Note Conditions and to this Deed and each of the other Documents;

     (i) MAINTENANCE OF A REGISTRAR AND PAYING AGENTS: at all times maintain an Agent Bank, a Registrar and Paying Agents in accordance with the Note Conditions and at all times maintain any other agents required by the Note Conditions, this Deed or any other Document relating to any Notes which are outstanding;

     (j) NOTIFICATION OF LATE PAYMENT: procure the New York Paying Agent to notify the Note Trustee forthwith in the event that it does not, by the due date for any payment in respect of the Notes (or any of the them), receive unconditionally pursuant to the Paying Agency and Agent Bank Agreement payment of the full amount in Dollars of the monies payable in accordance with the Conditions on such due date in respect of all such Notes;

     (k) NOTIFICATION OF UNCONDITIONAL PAYMENT: in the event of the unconditional payment to the New York Paying Agent of any sum due in respect of the Notes (or any of them) being made after the due date for payment thereof, forthwith give or procure to be given notice to Noteholders in accordance with Note Condition 14 that such payment has been made;

     (l) LISTING: use all reasonable endeavours to obtain and maintain the listing of the Notes on the London Stock Exchange (including compliance with the continuing obligations applicable to the Issuer by virtue of the admission of the Notes to the Official List of the London Stock Exchange) or, if it is unable to do so having used all reasonable endeavours, use all reasonable endeavours to obtain and maintain a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets as the Issuer may (with the prior written approval of the Note Trustee) decide, and shall also use all reasonable endeavours to procure that there will at all times be furnished to the London Stock Exchange or to any other such stock exchange or securities market such information as the London Stock Exchange or, as the case may be, any other such stock exchange or securities market may require to be furnished in accordance with its requirements and shall also upon obtaining a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets enter into a deed supplemental to this Deed to effect such consequential amendments to this Deed as the Note Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market;

     (m) CHANGE OF AGENTS: give notice to the Noteholders in accordance with Note Condition 14 of any appointment, resignation or removal of an Agent (other than the appointment of the initial Agents) after having obtained the written approval of the Note Trustee thereto or of change of the specified office of any Agent, provided that so long as any of the Notes remain outstanding, in the case of the termination of the appointment of the Agent Bank, Principal Paying Agent or New York Paying Agent, no such termination shall take effect until a new Agent Bank, Principal Paying Agent (in London) or, as the case may be, New York Paying Agent (in New York) has been appointed on terms approved in writing by the Note Trustee;

     (n) NOTICE TO NOTEHOLDERS: obtain the prior written approval of the Note Trustee to, and promptly give to the Note Trustee, or ensure that the Note Trustee receives, four copies of the form of every notice given to the Noteholders in accordance with Note Condition 14; such approval, unless so expressed, shall not constitute approval for the purposes of the Financial Services and Markets Act 2000 of the United Kingdom of any such notice which is an investment advertisement (as therein defined);

     (o) COMPLIANCE WITH PAYING AGENCY AND AGENT BANK AGREEMENT: comply with and perform all its obligations under the Paying Agency and Agent Bank Agreement and use all reasonable endeavours to procure that each of the Agents and (except where such Agent and the Note Trustee are one and the same person) comply with and perform all their respective obligations thereunder and any notice given by the Note Trustee pursuant to Clause 2.3.1 and not make any amendment or modification thereto without the prior written approval of the Note Trustee;

     (p) ASCERTAINMENT OF OUTSTANDING AMOUNTS OF THE NOTES: in order to enable the Note Trustee to ascertain the number and amount of Notes for the time being outstanding for any of the purposes referred to in the proviso to the definition of "OUTSTANDING" contained in Clause 1.2, deliver to the Note Trustee forthwith upon being so requested in writing by the Note Trustee a certificate in writing signed by two Directors of the Issuer setting out the total number and the principal amount of the Notes which:

          (i) up to and including the date of such certificate have been purchased by the Issuer and cancelled; and

          (ii) are at the date of such certificate beneficially held by or for the account of the Issuer, any of its respective subsidiaries or Affiliates or holding companies or other subsidiaries or Affiliates of such holding companies;

     (q) COMPLIANCE: at all times comply with and perform all its obligations under this Deed, the Conditions and under the Documents and use all reasonable endeavours to procure that the other parties thereto, other than the Note Trustee (or any person which is the Note Trustee acting in another capacity), comply with and perform all their respective obligations thereunder and not make any amendment or modification thereto or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee;

     (r) MODIFICATIONS TO DOCUMENTS: not waive, modify, amend or consent to any waiver modification or amendment of the Documents without the consent of the Note Trustee;

     (s) SEC REPORTS: file with the Note Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Issuer is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act within 15 days after it files them with the SEC. The Issuer also shall comply with the other provisions of TIA Section 314(a);

     (t) INFORMATION REGARDING NOTEHOLDERS: shall furnish or cause to be furnished to the Note Trustee on June 30 and December 31 of each year, commencing [.], and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Issuer, or of its registrar, as to the names and addresses of the Noteholders, and requiring the Note Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it or received by it in the capacity of registrar;

     (u) OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN: Upon any application, demand or request by the Issuer to the Note Trustee to take any action under any of the provisions of this Trust Deed (other than the issuance of Notes) and upon request of the Note Trustee, the Issuer shall furnish to the Note Trustee an Officers' Certificate and Opinion of Counsel complying with the provisions of Section 314 (e) of the TIA. Each certificate or opinion provided for in this Trust Deed and delivered to the Note Trustee with respect to compliance with a condition or covenant provided for in this Trust Deed shall include the items required by Section 314(e) of the TIA;

     (v) promptly after the execution and delivery of this Trust Deed and each supplement hereto, the Issuer will furnish to Note Trustee an Opinion of Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the lien of the Note Trustee in the Series 04-1 MTN under the Deed of Charge and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary; and the Issuer shall furnish to the Note Trustee, not more than three (3) months after the anniversary of each calendar year, commencing with calendar year [.], an Opinion of Counsel stating either that, in the opinion of such Counsel, (i) such action has been taken as is necessary for the proper protection of the lien of the Note Trustee in the Series 04-1 MTN under the Deed of Charge and reciting the details of such action or (ii) no such action is necessary for any of such purposes.

11.  REMUNERATION AND INDEMNIFICATION OF NOTE TRUSTEE

11.1 ANNUAL FEE

     The Issuer shall pay to the Note Trustee remuneration for its services as trustee as from the date of this Deed, such remuneration to be at such annual rate as may from time to time be agreed between the Issuer and the Note Trustee. Such remuneration shall be payable in advance on 15 July in each year (or if such day is not a Business Day, the next succeeding Business Day), the first such payment to be made on the Closing Date in respect of the period from and including the Closing Date to but excluding [.]. Remuneration shall accrue from day to day and be payable (in priority to payments to the Noteholders) up to (and including) the date when, the Notes having become due for redemption in full, the redemption monies and interest thereon to the date of redemption have been paid to the New York Paying Agent or the Note Trustee.

11.2 ADDITIONAL FEE FOR EXCEPTIONAL DUTIES

     In the event of the Note Trustee giving an Enforcement Notice or considering it expedient or necessary or being requested by the Issuer to undertake duties which the Note Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed the Issuer shall pay to the Note Trustee such additional remuneration as shall be agreed between them.

11.3 TAX

     The Issuer shall in addition pay to the Note Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Deed.

11.4 NOTE TRUSTEE'S COSTS AND EXPENSES

     The Issuer shall also pay or discharge all legal fees and other costs, charges, liabilities and expenses properly incurred by the Note Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Deed, the Notes or the Documents, including but not limited to legal and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Note Trustee in connection with any action or legal proceedings brought or contemplated by the Note Trustee for enforcing the security created in favour of the Note Trustee by, and contained in, the Deed of Charge or on its behalf against the Issuer or any other person for enforcing any obligations under this Deed, the Notes or the Documents.

11.5 TERMS OF PAYMENT

     All costs, charges, liabilities and expenses incurred and payments made by the Note Trustee in the lawful exercise of the powers conferred upon it by this Deed and all amounts pursuant to Clause 11 and all remuneration payable to the Note Trustee shall be payable by the Issuer on the Interest Payment Date next following receipt by the Issuer of a written demand accompanied by appropriate VAT invoices (to the extent that VAT is chargeable) and shall (if not paid on such Interest Payment Date) carry interest at the rate of two per cent. per annum above the base rate from time to time of Barclays Bank PLC from such Interest Payment Date.

11.6 DISCHARGE

     Unless otherwise specifically stated in any discharge of this Deed the provisions of this Clause 11 and Clause 12(i) shall continue in full force and effect notwithstanding such discharge.

11.7 STAMP DUTY

     The Issuer shall pay all stamp, issue, registration, documentary and other fees, duties or taxes including interest and penalties (if any) payable in the United Kingdom on or arising out of or in consequence of (i) the constitution and issue of the Notes, (ii) the initial delivery of the Notes, (iii) the creation of the security constituted by the Deed of Charge, (iv) any action taken by the Note Trustee (or any Noteholder where permitted under the Note Conditions and this Deed so to do) to enforce the provisions of the Notes or this Deed or the Documents or to enforce the said security and (v) the execution and delivery of this Deed and the Documents to which the Note Trustee is a party.

12.  SUPPLEMENT TO TRUSTEE ACTS

     The Note Trustee shall have all powers conferred upon trustees by the Trustees Act 1925 and by way of supplement to the Trustee Acts and subject to Clause 14, it is expressly declared as follows (which provisions shall, except as expressly provided in this Clause 12, be in lieu of the provisions contained in section 315(a) of the TIA):

     (a) ADVICE: The Note Trustee may in relation to this Deed act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, banker, broker, credit-rating agency or other expert whether obtained by the Issuer, the Note Trustee or otherwise and shall not in the absence of negligence or wilful misconduct or fraud on the part of the Note Trustee, be responsible for any loss occasioned by so acting.

     (b) TRANSMISSION OF ADVICE: Any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and in the absence of negligence or wilful misconduct or fraud on the part of the Note Trustee, the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

     (c) CERTIFICATE OF AUTHORISED SIGNATORY: The Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing, unless any of its officers in charge of the administration of this Deed shall have actual knowledge or express notice to the contrary, a certificate signed by two Directors of the Issuer and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by the Note Trustee acting on such certificate.

     (d) DEPOSIT OF DOCUMENTS: The Note Trustee shall be at liberty to hold or to place this Deed, any other documents relating to this Deed and any of the Documents in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Note Trustee to be of good repute and the Note Trustee shall not be responsible for or required to insure against any loss incurred in connection with any such deposit and may pay all sums required to be paid on account of or in respect of any such deposit, such sums to be recoverable by the Note Trustee pursuant to Clause 11.5.

     (e) PAYMENT FOR AND DELIVERY OF THE NOTES: The Note Trustee shall not be responsible for the application of the proceeds of the issue of any of the Notes by the Issuer or the exchange of any Global Note Certificate for any other Global Note Certificate or Individual Note Certificate, as the case may be.

     (f) EVENTS OF DEFAULT: Except to the extent required pursuant to section 315(b) of the TIA, the Note Trustee shall not be bound to give notice to any person of the execution of this Deed or any of the Documents or any transaction contemplated hereby or thereby or to take any steps to ascertain whether any Event of Default (or any condition, event or act which with the giving of notice and/or the lapse of time and/or the issue of a certificate or determination of materiality would constitute an Event of Default) has happened and, until it shall have actual knowledge or express written notice to the contrary, the Note Trustee shall be entitled to assume that no Event of Default or such condition, event or act has happened and that the Issuer and each other party to any Document is observing and performing all the obligations on its part contained in the Notes and under this Deed and/or any Document to which it is a party.

     (g) DISCRETION OF THE NOTE TRUSTEE: Save as expressly otherwise provided in this Deed, the Note Conditions or the Documents, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise of the discretions vested in the Note Trustee by this Deed, the Note Conditions and the Documents (the exercise of which as between the Note Trustee and the Noteholders and other parties thereto shall be conclusive and binding on the Noteholders and other parties thereto) but whenever the Note Trustee is under the provisions of this Deed, the Note Conditions or the Documents bound to act at the request or direction of the Noteholders, or any of them, or any other relevant party, the Note Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing.

     (h) RESOLUTION OF THE NOTEHOLDERS: The Note Trustee shall not be liable for acting upon any resolution purporting to have been passed at any meeting of the Noteholders in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the Noteholders.

     (i) RELIANCE ON CERTIFICATION OF CLEARING SYSTEM: The Note Trustee shall not, in the absence of negligence or wilful misconduct or fraud on the part of the Note Trustee be liable to the Issuer or any Noteholder or any other person by reason of having accepted as valid or not having rejected any Individual Note Certificate purporting to be such and subsequently found to be forged or not authentic and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence of the facts stated therein a certificate or letter of confirmation certified as true and accurate and signed on behalf of DTC, Euroclear, Clearstream, Luxembourg or any Depository for them or such person as the Note Trustee considers appropriate, or any form of record made by any of them to the effect that at any particular time or through any particular period any particular person is, was, or will be, shown in its records as entitled to a particular number of Notes.

     (j) COVENANT TO INDEMNIFY NOTE TRUSTEE AND OTHERS: Without prejudice to the right of indemnity by law given to trustees, the Issuer hereby covenants to indemnify and keep indemnified the Note Trustee and every attorney, receiver, manager, agent, delegate or other person appointed by it under this Deed (after prior consultation by the Note Trustee with the Issuer and after consideration in good faith by the Note Trustee of any representations made by the Issuer concerning the proposed appointee except where, in the opinion of the Note Trustee, such consultation and consideration was not practicable and in particular no such prior consultation will be required if (i) the appointment relates to any enforcement action undertaken by the Note Trustee through its appointment of a receiver, manager, agent or similar officer or (ii) such prior consultation would cause the Note Trustee to breach any of its fiduciary duties) from and against all liabilities, losses, damages, costs, expenses, actions, proceedings, claims and demands incurred by or made against it or him in the execution or purported execution of the trusts, authorities or discretions of this Deed or the Note Conditions or of their powers or in respect of any matter or thing done or omitted in any way relating to this Deed, the Note Conditions or any of the Documents or any such appointment except such as may arise from such person's negligent action, negligent failure to act, or wilful misconduct or fraud of any such indemnified person.

     (k) NOTE TRUSTEE'S CONSENT: Any consent or approval given by the Note Trustee for the purpose of this Deed, the Note Conditions and any Document may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit and notwithstanding anything to the contrary contained in this Deed, any Document or the Note Conditions may be given retrospectively.

     (l) CONFIDENTIALITY: The Note Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder or any other person any confidential financial, price sensitive or other information made available to the Note Trustee by the Issuer or any other person in connection with the trusts created under this Deed and no Noteholder or other person shall be entitled to take any action to obtain from the Note Trustee any such information.

     (m) CURRENCY CONVERSION: Where it is necessary or desirable for any purpose in connection with this Deed or the Note Conditions to convert any sum from one currency to another it shall (unless otherwise provided by this Deed or the Note Conditions or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Note Trustee in consultation with the Issuer as relevant and any rate, method and date so agreed shall be binding on the Issuer and the Noteholders.

     (n) DEFAULT IN PERFORMANCE: The Note Trustee may certify in the circumstances stated in Note Condition 14 whether or not a default by the Issuer in the performance or observance of any of its obligations pursuant to that Condition is in its opinion materially prejudicial to the interests of the Noteholders and any such certificate shall be conclusive and binding upon the Issuer and the Noteholders.

     (o) ASSUMPTION OF DUE PERFORMANCE: The Note Trustee shall not be bound to take any steps to ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the Note Trustee under this Deed or the Note Conditions or by the Issuer under any of the Documents has happened or to monitor or supervise the observance and performance by the Issuer or any of the other parties thereto of their respective obligations thereunder and, until it shall have actual knowledge to the contrary, the Note Trustee shall be entitled to assume that no such event, condition or act has happened and that the Issuer and each of the other parties thereto are observing and performing all their respective obligations thereunder.

     (p)  RELIANCE ON DOCUMENTS: The Note Trustee shall not be responsible for:

          (i) recitals, statements, warranties or representations of any party contained in any Document or other document entered into in connection therewith and shall assume the accuracy and correctness thereof and the Note Trustee may accept without enquiry, requisition or objection such title as the Issuer may have to the security constituted by the Deed of Charge or any part thereof; or

          (ii) the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of any such agreement or other document or security thereby constituted.

          Notwithstanding the generality of the foregoing, each Noteholder shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Issuer and the Note Trustee shall not at any time have any responsibility for the same and each Noteholder shall not rely on the Note Trustee in respect thereof.

     (q) CONSIDERATION OF THE INTERESTS OF NOTEHOLDERS: In connection with the exercise by it of any of its trusts, powers, authorities and discretions under this Deed (including, without limitation, any modification, waiver, authorisation, determination or substitution) or the Note Conditions, the Note Trustee shall have regard to the interests of the Noteholders and, in particular but without limitation, shall not have regard to the consequences of such exercise for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Note Trustee shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Issuer, the Note Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders except to the extent already provided for in the Note Conditions and/or any undertaking given in addition thereto or in substitution therefor under this Deed, provided that, where, in the opinion of the Note Trustee, there is a conflict between the interests of the Senior Noteholders and the Junior Noteholders the Note Trustee shall give priority to the interests of the Senior Noteholders whose interests shall prevail.

     (r) NO LIABILITY FOR EMPLOYEES: The Note Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Note Trustee assigned by the Note Trustee to administer its corporate trust matters unless it shall be proved that the Note Trustee was negligent in ascertaining the pertinent facts.

     (s) FINANCIAL LIABILITY: No provision of this Deed or the Note Conditions shall require the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such fund or adequate indemnity against such risk or liability is not assured to it.

     (t) DETERMINATIONS OF THE NOTE TRUSTEE CONCLUSIVE: The Note Trustee as between itself and the Noteholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Deed or the Note Conditions, and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Issuer and the Noteholders.

     (u) DETERMINATION OF DEFAULT IN PERFORMANCE: The Note Trustee may determine whether or not a default in the performance by the Issuer of any obligation under the provisions of this Deed or contained in the Notes or any of the Documents is capable of remedy and, if the Note Trustee shall certify that any such default is, in its opinion, not capable of remedy, such certificate shall be conclusive and binding upon the Issuer and the Noteholders.

     (v)  RESPONSIBILITY: Notwithstanding the generality of sub-clauses (n) or
          (o) above, the Note Trustee shall not be responsible for the genuineness, validity, effectiveness or suitability of any of the Documents or other documents entered into in connection therewith or any other document or any obligation or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted thereby or pursuant thereto, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court and (without prejudice to the generality of the foregoing) the Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

          (i) the nature, status, creditworthiness or solvency of the MTN Issuer or the Issuer or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to the MTN Issuer or the Issuer;

          (ii) the title, ownership, value, sufficiency or existence of the Series 04-1 MTN;

          (iii) the registration, filing, protection or perfection of any assignment or security interest or the priority of the security thereby created;

          (iv) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection herewith;

          (v) the failure by the MTN Issuer, the Security Trustee or the Issuer to obtain or comply with any licence, consent or other authority in connection with the origination, sale, purchase or administration of the Series 04-1 MTN or the failure to effect or procure registration of or to give notice to any person in relation to the Series 04-1 MTN or other Documents or otherwise protect interests in, and/or the security created or purported to be created by or pursuant to the Series 04-1 MTN or other documents entered into in connection therewith;

          (vi) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Documents or any other document;

          (vii) any accounts, books, records or files maintained by the Issuer, the MTN Issuer, the Security Trustee or any other person in respect of the Series 04-1 MTN;

          (viii) obtaining insurance for any of the security constituted by the Deed of Charge or any deeds or documents of title or other evidence in respect thereof and shall not be responsible for any loss, expense or liability which may be suffered as a result of the lack of or inadequacy of any such insurance; or

          (ix) any deficiency in amounts payable to Noteholders by virtue of the Note Trustee being liable to tax or obliged to deduct tax in respect of sums received, held or paid out by it under the Documents.

     (w) EXCLUSION OF LIABILITY: The Note Trustee shall not be liable or responsible for any loss, cost, damages, expenses or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of this Deed, any Documents or any other document or as a consequence of or in connection with it being held or treated as, or being deemed to be, a creditor, for the purposes of the Consumer Credit Act 1974, in respect of any of the Receivables.

     (x) CERTIFICATES OF OTHER PARTIES: The Note Trustee shall be entitled to call for and to rely upon a certificate or any letter of confirmation or explanation reasonably believed by it to be genuine, of the MTN Trustee, any Agent, the Custodian, the Rating Agencies or any other credit-rating agency in respect of every matter and circumstance for which a certificate is expressly provided for under this Deed or in respect of the rating of the Notes or the Note Conditions and to call for and rely upon a certificate of the MTN Issuer or the Security Trustee reasonably believed by it to be genuine as to any other fact or matter prima facie within the knowledge of the Series 04-1 MTN Issuer or the Security Trustee as sufficient evidence thereof and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be occasioned by its failing so to do.

     (y) CONSEQUENCE OF MODIFICATIONS: In connection with any proposed modification, waiver, authorisation or determination permitted by the terms of this Deed or the Note Conditions, the Note Trustee shall not have regard to the consequences thereof for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular territory.

     (z) RESPONSIBILITY FOR THE LISTING AND RATING OF THE NOTES: The Note Trustee shall have no responsibility for the maintenance of any listing of the Notes or rating of the Notes by the Rating Agencies or any other credit-rating agency or any other person.

     (aa) GLOBAL NOTES AND NOTEHOLDERS: For the avoidance of doubt, to the extent that any Notes are in global registered form, the Note Trustee shall be entitled to rely on a certificate from DTC, Euroclear or Clearstream, Luxembourg in determining whether a person is a "NOTEHOLDER" for the purposes of this Deed and the Note Conditions except for the purposes of payments in respect of such Global Note, the right to which shall be vested solely in the registered owner thereof.

     (bb) NO LIABILITY AS A RESULT OF THE DELIVERY OF A CERTIFICATE: The Note Trustee shall have no liability whatsoever for any loss, cost, damages or expenses directly or indirectly suffered or incurred by the Issuer, any Noteholder or any other person as a result of the delivery by the Note Trustee of a certificate, or the omission by it to deliver a certificate, to the Issuer as to material prejudice, on the basis of an opinion formed by it in good faith.

     (cc) NO DUTY TO SUPERVISE: The Note Trustee shall be under no obligation to monitor or supervise the functions of any other person under any Document and shall be entitled, in the absence of actual knowledge by the persons administering this trust of a breach of duty or obligation, to assume that such other person is properly performing its obligations in accordance with each Document.

     (dd) CALCULATION OF INTEREST: The Note Trustee acknowledges that the Agent Bank is responsible, pursuant to Note Condition 5, for determining the amount of interest due in relation to any Interest Payment Date and the actual amount of interest on the Notes and the Note Trustee shall have no responsibility to recalculate any such amounts notwithstanding a manifest error therein. However, if the Agent Bank fails at any time to determine such amount the Note Trustee, or its appointed agent, without accepting any liability therefore, may determine such amount in accordance with Note Condition 5, and such determination shall be deemed to have been made by the Agent Bank pursuant to Note Condition 5 and the Note Trustee shall have no liability in respect thereof other than as a result of the negligence, bad faith or wilful default of the

          Note Trustee. For the avoidance of doubt, this provision also applies to any obligation on the Trustee to convert currencies upon termination of each of the Swap Agreements in the event that no replacement Swap Counterparty is appointed ;

     (ee) MATERIAL PREJUDICE: Where the Rating Agencies have confirmed in writing to the Issuer that an action under or in relation to the Transaction Documents or the Notes will not result in the withdrawal, reduction or any other adverse action with respect to the current underlying rating of all relevant Classes of Notes (a "RATING CONFIRMATION"), the Note Trustee in considering whether such action is materially prejudicial to the interests of the Noteholders of any Class (the "NO MATERIAL PREJUDICE TEST") shall be entitled to take into account such Rating Confirmation, PROVIDED THAT the Note Trustee shall continue to be responsible for taking into account, for the purpose of the No Material Prejudice Test, all other matters which would be relevant to such No Material Prejudice Test.

     (ff) REPORTS BY NOTE TRUSTEE TO NOTEHOLDERS: If required by TIA Section 313(a), within 60 days after November 15 of any year, commencing the November 15 following the date of this Deed, and at intervals of not more than 12 months, the Note Trustee shall deliver to each Noteholder a brief report dated as of such November 15 that complies with TIA
          Section 313(a). The Note Trustee also shall comply with TIA Sections 313(b), (c) and (d).

          Reports delivered pursuant to this Clause 12(ff) shall be sent as provided in Clause 22.3.

     (gg) PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER: The Note Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Note Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein. The provisions of TIA Section 311 shall apply to the Issuer as the obligor of the Notes.

     (hh) WHEN TREASURY SECURITIES DISREGARDED: In determining whether the Noteholders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer or by any affiliate of the Issuer shall be disregarded, except that for the purposes of determining whether the Note Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Note Trustee knows are so owned shall be disregarded.

     (ii) DUTIES OF THE TRUSTEE: Notwithstanding any additional duties imposed on the Note Trustee under the Trustee Act or otherwise, if an Event of Default has occurred and is continuing, the Note Trustee shall exercise the rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (jj) DISAPPLICATION OF TRUSTEE ACT 2000: Section 1 of the Trustee Act 2000 shall not apply to the duties of the Note Trustee in relation to the trusts constituted by this Trust Deed. Where there are any inconsistencies between the Trustee Acts and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of that Act.

     (kk) NO LIABILITY FOR LOSS: the Note Trustee will not be liable for any decline in the value nor any loss realised upon any sale or other disposition pursuant to the Trust Documents of, any of the Charged Property. In particular and without limitation, the Note Trustee shall not be liable for any such decline or loss directly or indirectly arising from its acting or failing to act as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with the Trust Documents and the Conditions;

     (ll) NO LIABILITY FOR MONITORING EVENT OF DEFAULT: the Note Trustee shall not be responsible for monitoring whether an Event of Default under the Note Conditions or a Series 04-1 Enforcement Event has occurred and shall have no obligation to procure the giving of a Series 04-1 Enforcement Notice, or to instruct any party to give such a notice or to act in any way, unless it has been instructed and indemnified in accordance with the provisions of this Deed.

13.  NOTE TRUSTEE'S LIABILITY

     Nothing contained in this Deed shall, in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of this Deed conferring on it any powers, authorities or discretions, (i) exempt the Note Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Deed or (ii) relieve the Note Trustee from liability for its own negligent action, its own negligent failure to act, on its own wilful misconduct, except as permitted in
     Section 315(d) of the TIA.

14.  DELEGATION BY NOTE TRUSTEE

     The Note Trustee may whenever it thinks fit delegate (after prior consultation by the Note Trustee with the Issuer and after consideration in good faith by the Note Trustee of any representations made by the Issuer concerning the proposed appointee except where, in the opinion of the Note Trustee, such consultation and consideration was not practicable and in particular no such prior consultation will be required if (i) the delegation relates to any enforcement action undertaken by the Note Trustee through its appointment of a receiver, manager, agent or similar officer or
     (ii) such prior consultation would cause the Note Trustee to breach any of its fiduciary duties) by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of this Deed or not) for any period (whether exceeding one year or not) or indefinitely all or any of the trusts, powers and authorities vested in the Note Trustee by this Deed and such delegation may be made upon such terms and subject to such conditions including power to sub-delegate, and subject to such regulations as the Note Trustee may in the interests of the Noteholders think fit, and provided that the Note

     Trustee shall have exercised reasonable care in the selection of such delegate the Note Trustee shall not be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate. The Note Trustee shall within a reasonable time prior to any such delegation or any renewal, extension or termination thereof give notice thereof to the Issuer.

15.  EMPLOYMENT OF AGENT BY NOTE TRUSTEE

15.1 POWER OF ATTORNEY

     The Note Trustee may in the conduct of the trusts of this Deed instead of acting personally employ (after prior consultation by the Note Trustee with the Issuer and after consideration in good faith by the Note Trustee of any representations made by the Issuer concerning the proposed appointee except where, in the opinion of the Note Trustee, such consultation and consideration was not practicable) and pay an agent, whether being a lawyer or other professional person, to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the trusts of this Deed and the Documents and its powers and provided that, the Note Trustee shall have exercised reasonable care in the selection of such agent, the Note Trustee shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of any such agent appointed by it under this Deed or the Documents or to be bound to supervise the proceedings, or acts of any such agent.

15.2 AGENT'S FEES

     Any trustee of this Deed being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this Deed and the Documents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Deed and the Documents.

16.  NOTE TRUSTEE CONTRACTING WITH ISSUER

     Neither the Note Trustee nor any body corporate which is a parent undertaking or a subsidiary undertaking, or a subsidiary undertaking of a parent undertaking nor any director or officer of a corporation acting as a trustee under this Deed, shall by reason of its or his fiduciary position, be in any way precluded from entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or any other party to any of the Documents or any person or body corporate associated with the Issuer including without prejudice to the generality of this provision any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with the Notes or any of them, or any other bonds, stocks, shares, debenture stock, debentures, notes or other securities of the Issuer or any other party to any of the Documents or any person or body corporate associated as aforesaid or from accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Issuer or any other party to any of the Documents or any such person or body corporate so associated or any other office or profit under the Issuer or any other party to any of the Documents or any such person or body corporate so associated and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received thereby or in connection therewith.

17. WAIVER; AUTHORISATION; DETERMINATION; MODIFICATION; SUBSTITUTION OF PRINCIPAL DEBTOR

17.1 WAIVER

     The Note Trustee may without prejudice to its rights in respect of any subsequent breach, condition, event or act from time to time and at any time but only if and in so far as in its opinion the interests of any of the Noteholders shall not be materially prejudiced thereby waive or authorise in writing on such terms and subject to such conditions as to it shall seem fit and proper any breach or proposed breach by the Issuer or any other person of any of the covenants or provisions contained in this Deed or in the Notes (including the Note Conditions) or any other Document or determine that any condition, event or act which constitutes, or which with the giving of notice and/or the lapse of time and/or the issue of a certificate or determination or materiality would constitute, but for such determination, an Event of Default shall not, or shall not subject to specified conditions, be treated as such for the purposes of this Deed, provided that the Note Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under Note Condition 13 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination shall be binding on the Noteholders and if, but only if, the Note Trustee shall so require, shall be notified by the Issuer to the Noteholders in accordance with Note Condition 14 as soon as practicable thereafter. The provisions of this Clause 17.1 shall be in lieu of section 316(a)(1)(B) of the TIA and section 316(a)(1)(B) of the TIA is hereby expressly excluded from this Deed and the Notes, as permitted by the TIA.

17.2 MODIFICATION

     The Note Trustee may, without the consent of the Noteholders at any time and from time to time concur with the Issuer in making any modification (i) to this Deed or the Note Conditions (other than the provisos to paragraph 5 of the Eighth Schedule or any provision of this Deed or the Note Conditions referred to in those provisos and this Clause 17.2) or any other Documents which in the opinion of the Note Trustee it may be proper to make, provided that the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of any of the Noteholders or (ii) to this Deed or the Note Conditions or any Documents if in the opinion of the Note Trustee such modification is of a formal, minor or technical nature or to correct a manifest error. Any such modification shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Issuer to the Noteholders in accordance with Note Condition 14. In addition so long as the Notes are rated by the Rating

     Agencies, any such modification shall be notified in writing by the Issuer to the Rating Agencies as soon as reasonably practicable thereafter.

17.3 SUBSTITUTION: The Note Trustee may, without the consent of the Noteholders, agree with the Issuer to the substitution in place of the Issuer or any previous Substituted Issuer (as defined below) as the principal debtor in respect of the Notes of any other body corporate (the "SUBSTITUTED ISSUER") provided that:

     (a) a trust deed or an indenture is executed or some other form of undertaking is given by the Substituted Issuer to the Note Trustee in form and manner satisfactory to the Note Trustee to be bound by the terms of this Trust Deed and by the Note Conditions (with any consequential amendments which the Note Trustee may reasonably consider or deem to be appropriate) as fully as if the Substituted Issuer had been a party to this Trust Deed and named herein and in the Notes as the principal debtor in respect of the Notes in place of the Issuer;

     (b) the Substituted Issuer becomes a party to the Paying Agency and Agent Bank Agreement and the Deed of Charge or to equivalent documents acceptable to the Note Trustee;

     (c) if a director of the Substituted Issuer certifies that the Substituted Issuer will be solvent immediately after the time at which the said substitution is to be effected, the Note Trustee shall not have regard to the financial condition, profits or prospects of the Substituted Issuer or compare the same with those of the Issuer (or any other Substituted Issuer substituted under this Clause);

     (d) the Note Trustee is satisfied that the relevant transaction is not materially prejudicial to the interest of Noteholders;

     (e) confirmation is received from the Rating Agencies that the Class A Notes remain AAA rated by S&P and Aaa rated by Moody's and the Class B Notes remain A rated by S&P and A1 rated by Moody's and the Class C Notes remain BBB rated by S&P and Baa1 by Moody's and that such ratings will not be lowered as a result of the substitution;

     (f) the Note Trustee shall be satisfied (by means of legal opinions in form and substance satisfactory to it or otherwise) that (i) all necessary governmental and regulatory approvals and consents necessary for, or in connection with, the assumption by the Substituted Issuer of liability as principal debtor in respect of, and of its obligations under, this Trust Deed and (ii) such approvals and consents are at the time of substitution in full force and effect; and

     (g) the Issuer or, as the case may be, the previous Substituted Issuer and the Substituted Issuer shall execute such other deeds, documents and instruments (if any) and make such representations and warranties and provide such other documentation (particularly, but not limited to, with regard to any applicable bankruptcy law) as the Note Trustee may require in order to be satisfied that such substitution is fully effective and comply with such other requirements in the interests of the Noteholders as the Note Trustee may direct.

     In connection with any proposed substitution of the Issuer or, as the case may be, any previous Substituted Issuer, the Note Trustee, may, without the consent of the Noteholders, agree to a change of the law from time to time governing the Notes and/or this Trust Deed and/or the Paying Agency and Agent Bank Agreement provided that such change of governing law, in the opinion of the Note Trustee, would not be materially prejudicial to the interests of the Noteholders.

17.4 REGISTERED OWNER DEEMED ABSOLUTE OWNER

     So long as the Notes, or any of them, are represented by a Global Note Certificate and except for the purposes of payments in respect thereof, the right to which shall be vested, as against the Issuer, the Note Trustee and the Agents, solely in the registered owner of the Note in accordance with and subject to its terms and the terms of this Trust Deed (whether or not such Note shall be overdue) and notwithstanding any notation or notice of ownership or writing thereon or any notice of previous loss or theft), the Issuer, the Note Trustee and any Agent may deem and treat the person for the time being shown in the records of DTC, Euroclear or Clearstream Luxembourg as the holder of any Note as the absolute owner of such Note and the Issuer, the Note Trustee and any Agent shall not be affected by any notice to the contrary. So long as the Notes, or any of them, are represented by Individual Note Certificates, the Issuer, the Note Trustee and any Agent may deem and treat the person for the time being shown in the Register to be the registered owner of such Note as the absolute owner of such Note and the Issuer, the Note Trustee and the Agents shall not be affected by any notice to the contrary. All payments made to any such person shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable upon such Notes.

17.5 CLEARING SYSTEM CERTIFICATES

     The Issuer and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence thereof a certificate or letter or confirmation signed on behalf of DTC, Euroclear or Clearstream, Luxembourg or any form of record made by any of them to the effect that at any particular time or throughout any particular period any particular person is, was, or will be, shown in its records as entitled to a particular interest in a Global Note.

18.  CURRENCY INDEMNITY

     If any sum due from the Issuer to the Note Trustee or the relevant Noteholders under this Deed or the relevant Notes or any order or judgment given or made in relation thereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Issuer, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Deed or the relevant Notes then the Issuer shall indemnify the Note Trustee and the Noteholders and keep them indemnified against any loss or damage, costs or expenses incurred by any of them arising as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which the Note Trustee and the Noteholders, as the case may be, may in the ordinary course of business purchase the first currency with the second currency upon receipt of the sum paid to it or them, as the case may be, in satisfaction, in whole or in part of any such obligation, order, judgment, claim or proof.

     The above indemnities shall constitute obligations of the Issuer separate and independent from its obligations under the Notes and shall apply irrespective of any indulgence granted by the Note Trustee or the Noteholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer for a liquidated sum or sums in respect of amounts due under this Deed (other than this Clause) or the Notes. Any such discrepancy as aforesaid shall be deemed to constitute a loss suffered by the Note Trustee and the Noteholders and no proof or evidence of any actual loss shall be required by the Issuer or its liquidator.

19. ELIGIBILITY AND DISQUALIFICATION; NEW NOTE TRUSTEE; SEPARATE AND CO-NOTE TRUSTEES; NOTE TRUSTEE INFORMATION

19.1 ELIGIBILITY; DISQUALIFICATION

     This Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under TIA Sections 310(a)(1) and 310(a)(2). The Note Trustee shall have a combined capital and surplus of at least $150,000,000 as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any "conflicting interest" within the meaning of TIA Section 310(b), the Note Trustee and the Issuer shall comply with the provisions of TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any deed or deeds under which other securities or certificates of interest or participation in other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. If at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this Clause 19.1, the Note Trustee shall resign promptly in the manner and with the effect specified in Clause 20.

19.2 APPOINTMENT OF NEW NOTE TRUSTEE

     The power to appoint a new trustee of this Deed shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the Noteholders. One or more persons may hold office as trustee or trustees of this Deed but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of this Deed the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by this Deed, provided that a Trust Corporation shall be included in such majority.

19.3 CO-TRUSTEE

     Notwithstanding the provisions of Clause 20, the Note Trustee may (after prior consultation by the Note Trustee with the Issuer and after consideration in good faith by the Note Trustee of any representations made by the Issuer concerning the proposed appointee except where, in the opinion of the Note Trustee, such consultation and consideration was not practicable), upon giving prior notice to the Issuer (but without the consent of the Issuer or the Noteholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee (i) if the Note Trustee considers such appointment to be in the interests of the Noteholders or (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed or (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this Deed against the Issuer. The Issuer hereby irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of this Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this Deed) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses properly incurred by it in performing its function as such separate trustee or co-trustee shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Note Trustee.

19.4 Any appointment of a new trustee and/or any retirement or removal of an existing trustee of this Deed shall as soon as practicable thereafter be notified by the Issuer to the Registrar and the Noteholders and to the Rating Agencies.

19.5 The Note Trustee shall provide to the Issuer upon request copies of its annual financial statements.

20.  NOTE TRUSTEE'S RETIREMENT AND REMOVAL

20.1 A trustee of this Deed may retire at any time on giving not less than 30 days prior written notice to the Issuer without assigning any reason and without being responsible for any costs occasioned by such retirement. The Class A Noteholders or, if none of the Class A Notes remain outstanding, the Class B Noteholders or if none of the Class B Notes remain outstanding, the Class C Noteholders shall have the power exercisable by Extraordinary Resolution to remove any trustee or trustees for the time being of this Deed. The Issuer undertakes that in the event of the only trustee hereof which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution it will use all reasonable endeavours to procure a new trustee of this Deed being a Trust Corporation to be appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed, provided that if the Issuer shall fail to appoint a successor within 60 days of the Note Trustee giving notice of resignation, then the retiring Note Trustee, having regard to the provisions of Clause 20 may appoint a successor.

20.2 Upon any resignation or removal taking effect under Clause 20.1 above, the Note Trustee shall forthwith transfer the Series 04-1 MTN held by it to its successor and, upon appropriate notice, provide reasonable assistance to its successor for the discharge of its duties and responsibilities hereunder.

21.  NOTE TRUSTEE'S POWERS ADDITIONAL

     The powers conferred upon the Note Trustee by this Deed shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Notes.

22.  NOTICES

22.1 DELIVERY OF NOTICES

     Any notice, demand, approval or certificate to the Issuer or the Note Trustee required to be given, made or served for any purposes under the Notes, or any of them, or this Deed shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas), telex or facsimile transmission or by delivering it by hand as follows:

     to the Issuer:

               Gracechurch Card Funding (No. 6) PLC
               54 Lombard Street
               London EC3P 3AH

               Attention:     The Directors
               Facsimile No:  (020) 7699 3271

     with a copy to:

               Barclays Capital
               5 The North Colonnade
               London E14 4BB

               Attention:     Structured Capital Market
               Facsimile No:  (020) 7773 1930

     to the Note Trustee:

               The Bank of New York
               One Canada Square
               London E14 5AL

               Attention:     Corporate Trust, Global Structured Finance
               Facsimile No:  (+44) (0207) 964 6061

     or to such other address, telex or facsimile number or marked for the attention of such other person or department as shall have been notified (in accordance with this Clause) to the other party hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by telex or facsimile transmission as aforesaid shall be deemed to have been given, made or served 24 hours after the time of despatch, provided that in the case of a notice or demand given by telex or facsimile transmission such notice or demand shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given, made or served by telex or facsimile transmission.

22.2 COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS

     Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Deed or the Notes. The Issuer, the Note Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

22.3 NOTICES TO NOTEHOLDERS

     Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail to all Noteholders, as the names and addresses of such Noteholders appear upon the Register.

23.  GOVERNING LAW AND JURISDICTION

23.1 This Deed and the Notes are governed by and shall be construed in accordance with English law.

23.2 The Issuer irrevocably agrees for the benefit of the Note Trustee the Noteholders that the High Court of Justice in London, England shall have non-exclusive jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Deed or the Notes (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts. The Issuer agrees for the benefit of the Note Trustee and the Noteholders that any Proceedings against the Issuer arising out of or based upon this Deed may be instituted in any state or Federal court in the Borough of Manhattan, The City of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and irrevocably submits to the nonexclusive jurisdiction of such courts in any suit, action or proceeding. The Issuer has appointed CT Corporation at its offices at 1633 Broadway, New York, New York, 10019 as its authorised agent upon whom process may be served in any Proceedings arising out of or based upon this Deed which may be instituted in any state or Federal court in the Borough of Manhattan, The City of New York and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such action. Such appointment shall be irrevocable.

23.3 The Issuer irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 23.2 being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

23.4 The submission to the jurisdiction of the courts referred to in Clause 23.2 of this Clause shall not (and shall not be construed so as to) limit the right of the Note Trustee or any of the Noteholders to take Proceedings against the Issuer, the Note Trustee or any other person (as applicable) in any other court of competent jurisdiction nor shall the taking of

     Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

24.  TIA PREVAILS

     If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by the TIA, the required provision shall prevail.

25.  AMENDMENTS

     This Agreement may be amended, modified or terminated only by written instrument or instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

26.  COUNTERPARTS

     This Deed may be executed by the parties hereto in separate counterparts and any single counterpart or set of counterparts executed and delivered by all of the parties hereto shall constitute a full and original deed for all purposes.

27.  CERTIFICATES AND OPINIONS

27.1 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

     Upon any request or application by the Issuer to the Note Trustee to take any action under this Deed, the Issuer shall furnish to the Note Trustee:

     27.1.1 an Officers' Certificate (which shall include the statements set forth in Clause 27.2 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Deed relating to the proposed action have been complied with; and

     27.1.2 an Opinion of Counsel (which shall include the statements set forth in Clause 27.2 below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Deed relating to the proposed action have been complied with.

27.2 STATEMENTS REQUIRED IN CERTIFICATE AND OPINION

     Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Deed shall include:

     27.2.1 a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

     27.2.2 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     27.2.3 a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     27.2.4 a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

28.  POST MATURITY CALL OPTION

     The Note Trustee is entering into a post maturity call option agreement dated [.] 2004 (the "POST MATURITY CALL OPTION AGREEMENT") between Gracechurch Card (Holdings) Limited and the Note Trustee in order to acknowledge that the Note Trustee (on behalf of the Noteholders) is bound by and the Notes are issued subject to, the option under the Post Maturity Call Option Agreement (the "OPTION") but does so entirely without warranty, responsibility or liability on the part of the Note Trustee personally. So as to give full effect to the Option, and as stated in Note Condition 6, it is hereby acknowledged that each of the Noteholders, by subscribing for or acquiring the relevant Notes, shall upon subscription or acquisition be deemed to have acknowledged that the Note Trustee has the authority and the power to bind such Noteholder in accordance with the provisions set out in the Post Maturity Call Option Agreement and such Noteholder shall be deemed to have irrevocably agreed to be so bound.

29.  RELEASE OF COLLATERAL

29.1 Except to the extent expressly provided in this Clause 29, the Note Trustee shall release property from the lien of the Deed of Charge only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and Independent Certificates in accordance with Sections 314(c) and 314(d)(1) of the TIA or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

29.2 Prior to the release of any property or securities subject to the lien of the Deed of Charge, the Issuer shall, in addition to any obligation imposed in this Clause 29 or elsewhere in this Trust Deed, furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Issuer of the property or securities to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters.

29.3 Whenever the Issuer is required to furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in the preceding paragraph, the Issuer shall also deliver to the Note Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to this Clause 29, is 10% or more of the Principal Amount Outstanding, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Issuer as set forth in the related Officers'

     Certificate is less than $25,000 or less than one percent of the Principal Amount Outstanding.

29.4 Whenever any property is to be released from the lien of the Deed of Charge, the Issuer shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate that in the opinion of such person the proposed release will not impair the security under the Deed of Charge in contravention of the provisions hereof.

29.5 Notwithstanding anything to the contrary contained herein, the Issuer may
     (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Related Documents, (B) make cash payments out of the Issuer Accounts as and to the extent permitted or required by the Transaction Documents and (C) take any other action not inconsistent with the TIA.

30.  CONTRACT (RIGHTS OF THIRD PARTIES) ACT

     A person who is not a party to this Trust Deed has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Trust Deed but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

IN WITNESS whereof this Trust Deed has been executed as a deed by the Issuer and the Note Trustee and entered into the day and year first above written.

                               THE FIRST SCHEDULE

                     FORM OF CLASS A GLOBAL NOTE CERTIFICATE

                                                           CUSIP: [.]

                                                           ISIN:  [.]

IF THIS NOTE CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. (OR SUCH OTHER PERSON AS MAY BE NOMINATED BY THE DEPOSITORY TRUST COMPANY ("DTC") FOR THE PURPOSE) (COLLECTIVELY, "CEDE & CO.") AS NOMINEE FOR DTC, THEN, UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE CERTIFICATE ISSUED UPON REGISTRATION OF TRANSFER OR EXCHANGE OF THIS NOTE CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. (OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC) AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. (OR, AS THE CASE MAY BE, SUCH OTHER PERSON), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. (OR, AS THE CASE MAY BE, SUCH OTHER PERSON), HAS AN INTEREST HEREIN.

                      GRACECHURCH CARD FUNDING (NO. 6) PLC
                   (incorporated with limited liability under
                         the laws of England and Wales)

                                      $[.]
                CLASS A FLOATING RATE ASSET-BACKED NOTES DUE [.]

                         CLASS A GLOBAL NOTE CERTIFICATE

1.   INTRODUCTION

     This Class A Global Note Certificate is issued in respect of the $[.] Class A Floating Rate Asset-Backed Notes due [.] (the "CLASS A NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER"). The Class A Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [.] 2004 (as amended or supplemented from time to time, the "TRUST DEED") between the Issuer and The Bank of New York as trustee (the "TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a Paying Agency and Agent Bank Agreement dated [.] 2004 (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") and made between the Issuer, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Class A Notes), The Bank of New York as principal paying agent, the other paying agents and the transfer agents named therein and the Trustee.

2.   REFERENCES TO CONDITIONS

     Any reference herein to the "CONDITIONS" is to the terms and conditions of the Class A Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

3.   REGISTERED HOLDER

     This is to certify that:

                                   CEDE & CO.

     is the person registered in the register maintained by the Registrar in relation to the Class A Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of the Class A Notes represented from time to time by this Class A Global Note Certificate.

4.   PROMISE TO PAY

     The Issuer, for value received, hereby promises to pay to the Holder such principal sum as is noted in the records of the custodian for The Depository Trust Company (the "DTC CUSTODIAN" and "DTC", respectively) as being the principal amount of this Class A Global Note Certificate for the time being on the Interest Payment Date in [.] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.   TRANSFERS IN WHOLE

     Transfers of this Class A Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of DTC or to a successor of DTC or to such successor's nominee.

6.   EXCHANGE FOR CLASS A INDIVIDUAL NOTE CERTIFICATES

     This Class A Global Note Certificate will be exchanged in whole (but not in part) for duly authenticated and completed individual note certificates ("CLASS A INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in the Fourth Schedule (Form of Class A Individual Note Certificate) to the Trust Deed if any of the following events occurs:

     (h) the Notes become immediately due and repayable by reason of an Event of Default; or

     (i) DTC at any time notifies the Issuer that it is at any time unwilling or unable to hold the Global Note Certificates or is unwilling or unable to continue as or has ceased to be, a clearing agency registered under the United States Securities and Exchange Act of 1934 and in each case the Issuer is unable to locate a qualified successor within 90 days of receiving such notification;

            Such exchange shall be effected in accordance with paragraph 7 (Delivery of Class A Individual Note Certificates) below. The Issuer shall notify and the Holder of the occurrence of any of the events specified in paragraphs (a) and (b) above as soon as practicable thereafter.

7.   DELIVERY OF CLASS A INDIVIDUAL NOTE CERTIFICATES

     Whenever this Class A Global Note Certificate is to be exchanged for Class A Individual Note Certificates, such Class A Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Class A Global Note Certificate within five business days of the delivery, by or on behalf of the Noteholders, DTC, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Class A Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Class A Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Class A Global Note Certificate at the Specified Office (as defined in the Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Class A Notes scheduled thereto (if any) and, in particular, shall be effected without charge to any Holder or the Trustee, but against such indemnity as the Registrar may require in respect of any transfer tax, governmental charge or any cost or expense relating to insurance, postage, transportation or any similar charge in connection with the delivery of such Individual Note Certificates, which will be the sole responsibility of the Issuer. No service charge will be made for any registration of transfer or exchange of any Individual Note Certificates. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

8.   CONDITIONS APPLY

     Save as otherwise provided herein, the Holder of this Class A Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Class A Global Note Certificate, any reference in the Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Class A Global Note Certificate.

9.   NOTICES

     Notwithstanding Condition 14 (Notices), so long as this Class A Global Note Certificate is held on behalf of DTC or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Class A Notes represented by this Class A Global Note Certificate may be given by delivery of the relevant notice to DTC or (as the case may be) such Alternative Clearing System.

10.  LEGENDS

     The statements set out in the legends above are an integral part of this Class A Global Note Certificate and, by acceptance hereof, each Holder of this Class A Global Note Certificate agrees to be subject to and bound by such legends.

11.  DETERMINATION OF ENTITLEMENT

     This Class A Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Class A Global Note Certificate.

12.  AUTHENTICATION

     This Class A Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

13.  GOVERNING LAW

     This Class A Global Note Certificate is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

GRACECHURCH CARD FUNDING (NO. 6) PLC


By:
     ---------------------------------
     [manual or facsimile signature]
     (duly authorised)


ISSUED as of [issue date]

AUTHENTICATED for and on behalf of
The Bank of New York
as registrar without recourse, warranty
or liability


By:
     ---------------------------------
     [manual signature]
     (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ________________________, being the registered holder of this Class A Global Note Certificate, hereby transfers to _____________________________________________________________________________
_______________________________________________
of _____________________________________________________________________________
________________________________________________________________________________
_______________________________________________,

$ ______________ in principal amount of the $[.] Class A Asset-Backed Floating Rate Notes due [.] (the "CLASS A NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Class A Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:
       -------------------------------


By:
       -------------------------------
       (duly authorised)


NOTES

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Class A Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

            [Terms and Conditions as set out in the Seventh Schedule]

        PRINCIPAL PAYING AGENT                 REGISTRAR, NEW YORK PAYING
                                                AGENT AND TRANSFER AGENT

          THE BANK OF NEW YORK                     THE BANK OF NEW YORK
           ONE CANADA SQUARE                         ONE WALL STREET
            LONDON E14 5AL                              NEW YORK
                 UK                                     NEW YORK
                                                        USA 10286

                               THE SECOND SCHEDULE
                     FORM OF CLASS B GLOBAL NOTE CERTIFICATE

                                                           CUSIP: [.]

                                                           ISIN:  [.]

IF THIS NOTE CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. (OR SUCH OTHER PERSON AS MAY BE NOMINATED BY THE DEPOSITORY TRUST COMPANY ("DTC") FOR THE PURPOSE) (COLLECTIVELY, "CEDE & CO.") AS NOMINEE FOR DTC, THEN, UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE CERTIFICATE ISSUED UPON REGISTRATION OF TRANSFER OR EXCHANGE OF THIS NOTE CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. (OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC) AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. (OR, AS THE CASE MAY BE, SUCH OTHER PERSON), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. (OR, AS THE CASE MAY BE, SUCH OTHER PERSON), HAS AN INTEREST HEREIN.

                  CLASS B GRACECHURCH CARD FUNDING (NO. 6) PLC
                   (incorporated with limited liability under
                         the laws of England and Wales)

                                      $[.]
                CLASS B FLOATING RATE ASSET-BACKED NOTES DUE [.]

                         CLASS B GLOBAL NOTE CERTIFICATE

1.   INTRODUCTION

     This Class B Global Note Certificate is issued in respect of the $[.] Class B Floating Rate Asset-Backed Notes due [.] (the "CLASS B NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER"). The Class B Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [.] 2004 (as amended or supplemented from time to time, the "TRUST DEED") between the Issuer and The Bank of New York as trustee (the "TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a Paying Agency and Agent Bank Agreement dated [.] 2004 (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") and made between the Issuer, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Class B Notes), The Bank of New York as principal paying agent, the other paying agents and the transfer agents named therein and the Trustee.

2.   REFERENCES TO CONDITIONS

     Any reference herein to the "CONDITIONS" is to the terms and conditions of the Class B Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

3.   REGISTERED HOLDER

     This is to certify that:

                                   CEDE & CO.

     is the person registered in the register maintained by the Registrar in relation to the Class B Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of the Class B Notes represented from time to time by this Class B Global Note Certificate.

4.   PROMISE TO PAY

     The Issuer, for value received, hereby promises to pay to the Holder such principal sum as is noted in the records of the custodian for The Depository Trust Company (the "DTC CUSTODIAN" and "DTC", respectively) as being the principal amount of this Class B Global Note Certificate for the time being on the Interest Payment Date in [.] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.   TRANSFERS IN WHOLE

     Transfers of this Class B Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of DTC or to a successor of DTC or to such successor's nominee.

6.   EXCHANGE FOR CLASS B INDIVIDUAL NOTE CERTIFICATES

     This Class B Global Note Certificate will be exchanged in whole (but not in part) for duly authenticated and completed individual note certificates ("CLASS B INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in the Fifth Schedule (Form of Class B Individual Note Certificate) to the Trust Deed if any of the following events occurs:

     (a) the Notes become immediately due and repayable by reason of an Event of Default; or

     (b) DTC at any time notifies the Issuer that it is at any time unwilling or unable to hold the Global Note Certificates or is unwilling or unable to continue as or has ceased to be, a clearing agency registered under the United States Securities and Exchange Act of 1934 and in each case the Issuer is unable to locate a qualified successor within 90 days of receiving such notification;

            Such exchange shall be effected in accordance with paragraph 7 (Delivery of Class B Individual Note Certificates) below. The Issuer shall notify the Holder of the occurrence of any of the events specified in paragraph (a) and (b) above as soon as practicable thereafter.

7.   DELIVERY OF CLASS B INDIVIDUAL NOTE CERTIFICATES

     Whenever this Class B Global Note Certificate is to be exchanged for Class B Individual Note Certificates, such Class B Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Class B Global Note Certificate within five business days of the delivery, by or on behalf of the Noteholders, DTC, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Class B Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Class B Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Class B Global Note Certificate at the Specified Office (as defined in the Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Class B Notes scheduled thereto (if any) and, in particular, shall be effected without charge to any Holder or the Trustee, but against such indemnity as the Registrar may require in respect of any transfer tax, governmental charge or any cost or expense relating to insurance, postage, transportation or any similar charge in connection with the delivery of such Individual Note Certificates, which will be the sole responsibility of the Issuer. No service charge will be made for any registration of transfer or exchange of any Individual Note Certificates. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

8.   CONDITIONS APPLY

     Save as otherwise provided herein, the Holder of this Class B Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Class B Global Note Certificate, any reference in the Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Class B Global Note Certificate.

9.   NOTICES

     Notwithstanding Condition 14 (Notices), so long as this Class B Global Note Certificate is held on behalf of DTC or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Class B Notes represented by this Class B Global Note Certificate may be given by delivery of the relevant notice to DTC or (as the case may be) such Alternative Clearing System.

10.  LEGENDS

     The statements set out in the legends above are an integral part of this Class B Global Note Certificate and, by acceptance hereof, each Holder of this Class B Global Note Certificate agrees to be subject to and bound by such legends.

11.  DETERMINATION OF ENTITLEMENT

     This Class B Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Class B Global Note Certificate.

12.  AUTHENTICATION

     This Class B Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

13.  GOVERNING LAW

     This Class B Global Note Certificate is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

GRACECHURCH CARD FUNDING (NO. 6) PLC


By:
     ---------------------------------
     [manual or facsimile signature]
     (duly authorised)


ISSUED as of [issue date]

AUTHENTICATED for and on behalf of
The Bank of New York
as registrar without recourse,
warranty or liability


By:
     ---------------------------------
     [manual signature]
     (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ________________________, being the registered holder of this Class B Global Note Certificate, hereby transfers to _____________________________________________________________________________
_______________________________________________
of _____________________________________________________________________________
________________________________________________________________________________
_______________________________________________,

$ _______________ in principal amount of the $[.] Class B Asset-Backed Floating Rate Notes due [.] (the "CLASS B NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Class B Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:
       -------------------------------


By:
       -------------------------------
       (duly authorised)


NOTES

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Class B Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

            [Terms and Conditions as set out in the Seventh Schedule]

        PRINCIPAL PAYING AGENT                 REGISTRAR, NEW YORK PAYING
                                                AGENT AND TRANSFER AGENT

          THE BANK OF NEW YORK                     THE BANK OF NEW YORK
           ONE CANADA SQUARE                         ONE WALL STREET
            LONDON E14 5AL                              NEW YORK
                 UK                                     NEW YORK
                                                        USA 10286

                               THE THIRD SCHEDULE

                     FORM OF CLASS C GLOBAL NOTE CERTIFICATE

                                                           CUSIP: [.]

                                                           ISIN:  [.]

IF THIS NOTE CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. (OR SUCH OTHER PERSON AS MAY BE NOMINATED BY THE DEPOSITORY TRUST COMPANY ("DTC") FOR THE PURPOSE) (COLLECTIVELY, "CEDE & CO.") AS NOMINEE FOR DTC, THEN, UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE CERTIFICATE ISSUED UPON REGISTRATION OF TRANSFER OR EXCHANGE OF THIS NOTE CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. (OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC) AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. (OR, AS THE CASE MAY BE, SUCH OTHER PERSON), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. (OR, AS THE CASE MAY BE, SUCH OTHER PERSON), HAS AN INTEREST HEREIN.

                      GRACECHURCH CARD FUNDING (NO. 6) PLC
                   (incorporated with limited liability under
                         the laws of England and Wales)

                                      $[.]
                CLASS C FLOATING RATE ASSET-BACKED NOTES DUE [.]

                         CLASS C GLOBAL NOTE CERTIFICATE

1.   INTRODUCTION

     This Class C Global Note Certificate is issued in respect of the $[.] Class C Floating Rate Asset-Backed Notes due [.] (the "CLASS C NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER"). The Class C Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [.] 2004 (as amended or supplemented from time to time, the "TRUST DEED") between the Issuer and The Bank of New York as trustee (the "TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a Paying Agency and Agent Bank Agreement dated [.] 2004 (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") and made between the Issuer, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Class C Notes), The Bank of New York as principal paying agent, the other paying agents and the transfer agents named therein and the Trustee.

2.   REFERENCES TO CONDITIONS

     Any reference herein to the "CONDITIONS" is to the terms and conditions of the Class C Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

3.   REGISTERED HOLDER

     This is to certify that:

                                   CEDE & CO.

     is the person registered in the register maintained by the Registrar in relation to the Class C Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of the Class C Notes represented from time to time by this Class C Global Note Certificate.

4.   PROMISE TO PAY

     The Issuer, for value received, hereby promises to pay to the Holder such principal sum as is noted in the records of the custodian for The Depository Trust Company (the "DTC CUSTODIAN" and "DTC", respectively) as being the principal amount of this Class C Global Note Certificate for the time being on the Interest Payment Date in [.] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.   TRANSFERS IN WHOLE

     Transfers of this Class C Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of DTC or to a successor of DTC or to such successor's nominee.

6.   EXCHANGE FOR CLASS C INDIVIDUAL NOTE CERTIFICATES

     This Class C Global Note Certificate will be exchanged in whole (but not in part) for duly authenticated and completed individual note certificates ("CLASS C INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in the Sixth Schedule (Form of Class C Individual Note Certificate) to the Trust Deed if any of the following events occurs:

     (a) the Notes become immediately due and repayable by reason of an Event of Default; or

     (b) DTC at any time notifies the Issuer that it is at any time unwilling or unable to hold the Global Note Certificates or is unwilling or unable to continue as or has ceased to be, a clearing agency registered under the United States Securities and Exchange Act of 1934 and in each case the Issuer is unable to locate a qualified successor within 90 days of receiving such notification;

          Such exchange shall be effected in accordance with paragraph 7 (Delivery of Class C Individual Note Certificates) below. The Issuer shall notify the Holder of the occurrence of any of the events specified in paragraph (a) and (b) above as soon as practicable thereafter.

7.   DELIVERY OF CLASS C INDIVIDUAL NOTE CERTIFICATES

     Whenever this Class C Global Note Certificate is to be exchanged for Class C Individual Note Certificates, such Class C Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Class C Global Note Certificate within five business days of the delivery, by or on behalf of the Noteholders, DTC, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Class C Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Class C Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Class C Global Note Certificate at the Specified Office (as defined in the Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Class C Notes scheduled thereto (if any) and, in particular, shall be effected without charge to any Holder or the Trustee, but against such indemnity as the Registrar may require in respect of any transfer tax, governmental charge or any cost or expense relating to insurance, postage, transportation or any similar charge in connection with the delivery of such Individual Note Certificates, which will be the sole responsibility of the Issuer. No service charge will be made for any registration of transfer or exchange of any Individual Note Certificate. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

8.   CONDITIONS APPLY

     Save as otherwise provided herein, the Holder of this Class C Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Class C Global Note Certificate, any reference in the Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Class C Global Note Certificate.

9.   NOTICES

     Notwithstanding Condition 14 (Notices), so long as this Class C Global Note Certificate is held on behalf of DTC or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Class C Notes represented by this Class C Global Note Certificate may be given by delivery of the relevant notice to DTC or (as the case may be) such Alternative Clearing System.

10.  LEGENDS

     The statements set out in the legends above are an integral part of this Class C Global Note Certificate and, by acceptance hereof, each Holder of this Class C Global Note Certificate agrees to be subject to and bound by such legends.

11.  DETERMINATION OF ENTITLEMENT

     This Class C Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Class C Global Note Certificate.

12.  AUTHENTICATION

     This Class C Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

13.  GOVERNING LAW

     This Class C Global Note Certificate is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

GRACECHURCH CARD FUNDING (NO. 6) PLC


By:
     -----------------------------------
     [manual or facsimile signature]
     (duly authorised)

ISSUED as of [issue date]

AUTHENTICATED for and on behalf of
The Bank of New York
as registrar without recourse, warranty
or liability


By:
     -----------------------------------
     [manual signature]
     (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED_________________________, being the registered holder of this Class C Global Note Certificate, hereby transfers to______________________________________________________________________________
__________________________________________________________
of______________________________________________________________________________
________________________________________________________________________________
______________________________________,
$ ___________________________________ in principal amount of the $[.] Class C
Asset-Backed Floating Rate Notes due [.] (the "CLASS C NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Class C Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:
       ---------------------------------


By:
       ---------------------------------
       (duly authorised)

NOTES

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Class C Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

            [Terms and Conditions as set out in the Seventh Schedule]


          PRINCIPAL PAYING AGENT             REGISTRAR, NEW YORK PAYING
                                                AGENT AND TRANSFER AGENT

           THE BANK OF NEW YORK                    THE BANK OF NEW YORK
            ONE CANADA SQUARE                        ONE WALL STREET
             LONDON E14 5AL                             NEW YORK
                   UK                                   NEW YORK
                                                        USA 10286

                               THE FOURTH SCHEDULE

                   FORM OF INDIVIDUAL CLASS A NOTE CERTIFICATE

Serial Number: ______________

                      GRACECHURCH CARD FUNDING (NO. 6) PLC
                   (incorporated with limited liability under
                         the laws of England and Wales)

                                      $[.]
                CLASS A FLOATING RATE ASSET-BACKED NOTES DUE [.]

This Class A Note Certificate is issued in respect of the $[.] Class A Floating Rate Asset-Backed Notes due [.] (the "NOTES") of Gracechurch Card Funding (No.
6) PLC (the "ISSUER"). The Class A Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [.] 2004 (as amended or supplemented from time to time, the "TRUST DEED") between the Issuer and The Bank of New York as trustee (the "TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a Paying Agency and Agent Bank Agreement (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") dated [.] 2004 and made between the Issuer, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Class A Notes), The Bank of New York as principal paying agent, the other paying agents and the transfer agents named therein and the Trustee.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Class A Notes endorsed hereon and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

This is to certify that:

                         ______________________________

                         of ___________________________

                         ______________________________

is the person registered in the register maintained by the Registrar in relation to the Class A Notes (the "REGISTER") as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

                                      $[.]
                              ([.] MILLION DOLLARS)

in aggregate principal amount of the Class A Notes.

The Issuer, for value received, hereby promises to pay such principal sum to the Holder on interest payment date falling in [.] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

This Class A Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Note Certificate.

This Class A Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

GRACECHURCH CARD FUNDING (NO. 6) PLC


By:
     -----------------------------------
     [manual or facsimile signature]
     (duly authorised)

ISSUED as of [issue date]

AUTHENTICATED for and on behalf of
The Bank of New York
as registrar without recourse, warranty
or liability


By:
     -----------------------------------
     [manual signature]
     (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ________________________, being the registered holder of this Class A Note Certificate, hereby transfers to_________________________________________________________of___________________
________________________________________________________________________________
________________________________________________________________________________
$ ____________________________in principal amount of the $[.] Class A Floating Rate Asset-Backed Notes due [.] (the "CLASS A NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Class A Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:
       ---------------------------------


By:
       ---------------------------------
       (duly authorised)

NOTES

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Class A Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Class A Notes shall be in an amount equal to $1,000 or any integral multiple of $1,000 in excess thereof.

            [Terms and Conditions as set out in the Seventh Schedule]


          PRINCIPAL PAYING AGENT             REGISTRAR, NEW YORK PAYING
                                                AGENT AND TRANSFER AGENT

           THE BANK OF NEW YORK                    THE BANK OF NEW YORK
            ONE CANADA SQUARE                        ONE WALL STREET
             LONDON E14 5AL                             NEW YORK
                  UK                                    NEW YORK
                                                        USA 10286

                        PAYING AGENTS AND TRANSFER AGENTS

                [NAME]                              [NAME]
               [ADDRESS]                           [ADDRESS]

                               THE FIFTH SCHEDULE

                   FORM OF INDIVIDUAL CLASS B NOTE CERTIFICATE

Serial Number: ______________

                      GRACECHURCH CARD FUNDING (NO. 6) PLC
                   (incorporated with limited liability under
                         the laws of England and Wales)

                                      $[.]
                CLASS B FLOATING RATE ASSET-BACKED NOTES DUE [.]

This Class B Note Certificate is issued in respect of the $[.] Class B Floating Rate Asset-Backed Notes due [.] (the "CLASS B NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER"). The Class B Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [.] 2004 (as amended or supplemented from time to time, the "TRUST DEED") between the Issuer and The Bank of New York as trustee (the "TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a Paying Agency and Agent Bank Agreement (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") dated [.] 2004 and made between the Issuer, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Class B Notes), The Bank of New York as principal paying agent, the other paying agents and the transfer agents named therein and the Trustee.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Class B Notes endorsed hereon and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

This is to certify that:

                         ______________________________

                         of ___________________________

                         ______________________________

is the person registered in the register maintained by the Registrar in relation to the Class B Notes (the "REGISTER") as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

                                      $[.]
                              ([.] MILLION DOLLARS)

in aggregate principal amount of the Class B Notes.

The Issuer, for value received, hereby promises to pay such principal sum to the Holder on the interest payment date falling in [.] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

This Class B Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Class B Note Certificate.

This Class B Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

GRACECHURCH CARD FUNDING (NO. 6) PLC


By:
     -----------------------------------
     [manual or facsimile signature]
     (duly authorised)

ISSUED as of [issue date]

AUTHENTICATED for and on behalf of
The Bank of New York
as registrar without recourse, warranty
or liability


By:
     -----------------------------------
     [manual signature]
     (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED_________________________, being the registered holder of this Class B Note Certificate, hereby transfers to___________________________________
______________________________________________________________
of______________________________________________________________________________
________________________________________________________________________________
__________________ $ _________________in principal amount of the $[.] Class B
Floating Rate Asset-Backed Notes due [.] (the "CLASS B NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Class B Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:
       ---------------------------------


By:
       ---------------------------------
       (duly authorised)

NOTES

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Class B Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Class B Notes shall be in an amount equal to $1,000 or any integral multiple of $1,000 in excess thereof.

           [Terms and Conditions as set out in the Seventh Schedule]


          PRINCIPAL PAYING AGENT             REGISTRAR, NEW YORK PAYING
                                                AGENT AND TRANSFER AGENT

           THE BANK OF NEW YORK                    THE BANK OF NEW YORK
            ONE CANADA SQUARE                        ONE WALL STREET
              LONDON E14 5AL                            NEW YORK
                    UK                                  NEW YORK
                                                        USA 10286

                        PAYING AGENTS AND TRANSFER AGENTS

                [NAME]                                  [NAME]
               [ADDRESS]                               [ADDRESS]

                               THE SIXTH SCHEDULE

                  FORM OF INDIVIDUAL CLASS C NOTE CERTIFICATE

Serial Number: ______________

                      GRACECHURCH CARD FUNDING (NO. 6) PLC
                   (incorporated with limited liability under
                         the laws of England and Wales)

                                      $[.]
                CLASS C FLOATING RATE ASSET-BACKED NOTES DUE [.]

This Class C Note Certificate is issued in respect of the $[.] Class C Floating Rate Asset-Backed Notes due [.] (the "CLASS C NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER"). The Class C Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [.] 2004 (as amended or supplemented from time to time, the "TRUST DEED") between the Issuer and The Bank of New York as trustee (the "TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a Paying Agency and Agent Bank Agreement (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") dated [.] 2004 and made between the Issuer, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Class C Notes), The Bank of New York as principal paying agent, the other paying agents and the transfer agents named therein and the Trustee.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Class C Notes endorsed hereon and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

This is to certify that:

                         ______________________________

                         of____________________________

                         ______________________________

is the person registered in the register maintained by the Registrar in relation to the Class C Notes (the "REGISTER") as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

                                      $[.]
                              ([.] MILLION DOLLARS)

in aggregate principal amount of the Class C Notes.

The Issuer, for value received, hereby promises to pay such principal sum to the Holder on interest payment date falling in [.] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

This Class C Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Class C Note Certificate.

This Class C Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

GRACECHURCH CARD FUNDING (NO. 6) PLC


By:
     -----------------------------------
     [manual or facsimile signature]
     (duly authorised)

ISSUED as of [issue date]

AUTHENTICATED for and on behalf of
The Bank of New York
as registrar without recourse, warranty
or liability


By:
     -----------------------------------
     [manual signature]
     (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ________________________, being the registered holder of this Class C Note Certificate, hereby transfers to___________________________________
________________________________________________________________
of______________________________________________________________________________
________________________________________________________________________________
_________________ $ ______________________in principal amount of the $[.] Class
C Floating Rate Asset-Backed Notes due [.] (the "CLASS C NOTES") of Gracechurch Card Funding (No. 6) PLC (the "ISSUER") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Class C Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:
       ---------------------------------


By:
       ---------------------------------
       (duly authorised)

NOTES

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Class C Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Class C Notes shall be in an amount equal to $1,000 or any integral multiple of $1,000 in excess thereof.

            [Terms and Conditions as set out in the Seventh Schedule]


          PRINCIPAL PAYING AGENT             REGISTRAR, NEW YORK PAYING
                                                AGENT AND TRANSFER AGENT

           THE BANK OF NEW YORK                    THE BANK OF NEW YORK
            ONE CANADA SQUARE                        ONE WALL STREET
              LONDON E14 5AL                            NEW YORK
                    UK                                  NEW YORK
                                                        USA 10286

                        PAYING AGENTS AND TRANSFER AGENTS

                [NAME]                                 [NAME]
              [ADDRESS]                              [ADDRESS]

                              THE SEVENTH SCHEDULE

                        TERMS AND CONDITIONS OF THE NOTES

The material terms of the notes are described in the body of the prospectus. The following is a summary of the material terms and conditions of the notes, and is numbered 1 to 16. This summary does not need to be read with the terms and conditions of the notes in order to learn all the material terms and conditions of the notes.

The notes are the subject of the following documents:

     . a trust deed dated the closing date between the issuer and the note trustee;

     . a paying agency and agent bank agreement dated the closing date among the issuer, the registrar, the principal paying agent and the agent bank, the other paying agents, the transfer agent and the note trustee;

     . a deed of charge dated the closing date among the lender under the expenses loan agreement, the issuer, the swap counterparty and the note trustee; and

     . the class A swap agreement, the class B swap agreement and the class C swap agreement, each between the issuer and the swap counterparty.

When we refer to the parties to the documents listed above, the reference includes any successor to that party validly appointed.

Initially the parties will be as follows:

     .  Gracechurch Card Funding (No. 6) PLC as issuer;

     . The Bank of New York as principal paying agent and agent bank, transfer agent and note trustee; and

     . Barclays Bank PLC as lender under the expenses loan agreement and swap counterparty.

You are bound by and deemed to have notice of all of the provisions of the trust deed, the paying agency and agent bank agreement, the deed of charge, the expenses loan agreement and the swap agreements, which are applicable to you. You can view drafts of those documents at the principal place of business of the note trustee or the specified office of any of the paying agents.

1.   FORM, DENOMINATION, TITLE AND TRANSFER

(1) The notes are in global registered form. Transfers and exchanges of beneficial interests in notes represented by global note certificates are made in accordance with the rules and procedures of DTC, Euroclear or Clearstream, Luxembourg, as applicable. The notes are being offered in minimum denominations of $1,000.

(2) Global note certificates will be exchanged for individual note certificates in definitive registered form only under certain limited circumstances. If individual note certificates are issued, they will be serially numbered and issued in an aggregate principal amount

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     equal to the principal amount outstanding of the relevant global note certificates and in registered form only.

(3) The registrar will maintain a register in respect of the notes in accordance with the provisions of the paying agent and agent bank agreement. References in this section to a "holder" of a note means the person in whose name such note is for the time being registered in the register - or, in the case of a joint holding, the first named - and "noteholder" will be construed accordingly. A "note certificate" will be issued to each noteholder for its registered holding. Each note certificate will be numbered serially with an identifying number which will be recorded in the register.

(4) The registered owner of each note will - except as otherwise required by law - be treated as the absolute owner of such note for all purposes. This will be true whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing on the note certificate - other than the endorsed form of transfer -or any notice of any previous loss or theft of the note certificate - and no other person will be liable for so treating the registered owner.

(5) Subject to the provisions below, a note may be transferred upon surrender of the relevant note certificate, with the endorsed form of transfer duly completed, at the offices of the registrar or any transfer agent specified in the paying agent and agent bank agreement, together with such evidence as the registrar or transfer agent may reasonably require to prove the title of the transferor and the authority of the individuals who have executed the form of transfer. A note may not be transferred, however, unless the principal amount of notes transferred and - where not all of the notes held by a holder are being transferred - the principal amount of the balance of notes not transferred are authorised holdings. "Authorised holdings" means holdings of at least $1,000. Where not all the notes represented by the surrendered note certificate are the subject of the transfer, a new note certificate in respect of the balance of the notes will be issued to the transferor.

(6) Within five business days of surrender of a note certificate, the registrar will register the transfer in question and deliver a new note certificate of a like principal amount to the notes transferred to each relevant holder at its office or the office of any transfer agent specified in the paying agent and agent bank agreement or, at the request and risk of any such relevant holder, by uninsured first class mail - and by airmail if the holder is overseas - to the address specified for the purpose by which commercial banks are open for business, including dealings in foreign currencies, in the city where the registrar or the relevant transfer agent has its specified office.

(7) The transfer of a note will be effected without charge by or on behalf of the issuer, the registrar or any transfer agent but against such indemnity as the registrar or transfer agent may require for any tax or other duty of any nature that may be levied or imposed in connection with the transfer.

(8) All payments on the notes are subject to any applicable fiscal or other laws and regulations. Noteholders will not be charged commissions or expenses on these payments.

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(9)  If the due date for payment of any amount on the notes is not a business day in the place it is presented, noteholders will not be entitled to payment of the amount due in that place until the next business day in that place and noteholders will not be entitled to any further interest or other payment as a result of that delay.

(10) If a noteholder holds individual note certificates, payments of principal and interest - except in the case of a final payment that pays off the entire principal on the note - will be made by U.S. dollar check and mailed to the noteholder at the address shown in the register. In the case of final redemption, payment will be made only when the note certificate is surrendered. If the noteholder makes an application to the registrar, payments can instead be made by transfer to a bank account.

(11) If payment of principal on a note is improperly withheld or refused, the interest that continues to accrue will still be payable as usual.

(12) The issuer can, at any time, vary or terminate the appointment of any paying agent and can appoint successor or additional paying agents, registrars or transfer agents. If the issuer does this it must ensure that it maintains a paying agent in London, a paying agent in New York and a registrar. The issuer will ensure that at least 30 days' notice of any change in the paying agents, the registrar or the transfer agent or their specified offices is given to noteholders in accordance with condition number 14.

(13) Subject as described earlier about the deferral of interest, if payment of interest on a note is not paid for any other reason when due and payable, the unpaid interest will itself bear interest at the applicable rate until both the unpaid interest and the interest on that interest are paid.

2.   STATUS

     Payments on the notes will be made equally amongst all notes of the same class.

3.   SECURITY AND SWAP AGREEMENT

     The security for the payment of amounts due under your notes, together with the expenses which validly arise during the transaction, is created by the deed of charge and the pledge agreement. The security is created in favour of the note trustee who will hold it on your behalf and on the behalf of other secured creditors of the issuer. The security consists of the following:

     (1) an assignment by way of first fixed security of the issuer's right, title and interest in and to the series 04-1 medium term note certificate to the extent not pledged in (6) below;

     (2) a charge by way of first fixed sub-charge of all of the issuer's right, title and interest in the security interest created by the MTN Issuer in favour of the security trustee in respect of the series 04-1 medium term note certificate;

     (3) an assignment by way of first fixed security of the issuer's right, title, interest and benefit in and to the issuer related documents except the trust deed and the deed of charge;

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     (4)  an assignment by way of first fixed security of the issuer's right, title, interest and benefit in and to all monies credited to the Series 04-1 Issuer Account or to any bank or other account in which the issuer may at any time have any right, title, interest or benefit;

     (5) a first floating charge over the issuer's business and assets not charged under (1), (2), (3) or (4) above; and

     (6) a pledge over the series 04-1 medium term note certificate pursuant to a pledge agreement between the issuer and the note trustee.

     The security is described in detail in the deed of charge and the pledge agreement.

     The deed of charge sets out how money is distributed between the secured parties if the security is enforced. The order of priority it sets out is as follows:

     . in no order of priority between them but in proportion to the respective amounts due, to pay fees which are due to any receiver appointed under the deed of charge and all amounts due for legal fees and other costs, charges, liabilities, expenses, losses, damages, proceedings, claims and demands which have been incurred by the note trustee under the issuer related documents and/or in enforcing or perfecting title to the security together with interest due on these amounts;

     . pari passu and pro rata to the proportion that each class bears to Class A towards payment of amounts due and unpaid on the class A notes, to interest then to principal after, subject to the eleventh item below, having paid any amounts due to the swap counterparty under the terms of the class A swap agreement;

     . towards payment of amounts due and unpaid on the class B notes, to interest then to principal after, subject to the twelfth item below, having paid any amounts due to the swap counterparty under the terms of class B swap agreement;

     . towards payment of amounts of interest due and unpaid under the terms of the expenses loan agreement;

     . towards payment of amounts due and unpaid on the class C notes, to interest then to principal after, subject to the thirteenth item below, having paid any amounts due to the swap counterparty under the terms of the class C swap agreement;

     . after the notes have been paid in full, towards payment of amounts of principal due and unpaid under the terms of the expenses loan agreement;

     . towards payment of any sums that the issuer must pay to any tax authority;

     . towards payment of any sums due to third parties under obligations incurred in the course of the issuer's business;

     . towards payment of the deferred subscription price in respect of the series 04-1 medium term note certificate;

     . towards payment of any dividends due and unpaid to shareholders of the issuer;

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     .  pari passu and pro rata towards payment of the amount equal to any termination payment due and payable to the swap counterparty pursuant to the class A swap agreement, where the class A swap agreement has been terminated as a result of a default by the swap counterparty;

     . towards payment of the amount equal to any termination payment due and payable to the swap counterparty pursuant to the class B swap agreement where the class B swap agreement has been terminated as a result of a default by the swap counterparty;

     . towards payment of the amount equal to any termination payment due and payable to the swap counterparty pursuant to the class C swap agreement where the class C swap agreement has been terminated as a result of a default by the swap counterparty; and

     .  in payment of the balance, if any, to the liquidator of the issuer.

     The security becomes enforceable when an event of default occurs. These events are described in condition number 9 below. If an event of default occurs, the redemption of notes will not necessarily be accelerated as described in condition number 6 below.

     The issuer will enter into [three swap agreements], the material terms of which are described under the heading "The Swap Agreements" in this prospectus.

4.   NEGATIVE COVENANTS OF THE ISSUER

     If any note is outstanding, the issuer will not, unless it is permitted by the terms of the issuer related documents or by the written consent of the note trustee:

     . create or permit to subsist any mortgage, charge, pledge, lien or other security interest, including anything which amounts to any of these things under the laws of any jurisdiction, on the whole or any part of its present or future business, assets or revenues, including uncalled capital;

     . carry on any business other than relating to the issue of the notes, as described in this prospectus; in carrying on that business, the issuer will not engage in any activity or do anything at all except:

          (1) preserve, exercise or enforce any of its rights and perform and observe its obligations under the notes, the deed of charge, the paying agency and agent bank agreement, the trust deed, the expenses loan agreement, each swap agreement, the series 04-1 medium term note certificate and the related purpose trust, the corporate services agreement, the underwriting agreement, the bank agreement and any bank mandate regarding the Series 04-1 Issuer Account - collectively called the "issuer related documents".

          (2) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the issuer related documents; or

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          (3)  perform any act incidental to or necessary in connection with (1)
               or (2) above.

     . have any subsidiaries, subsidiary business, business of any other kind, employees, premises or interests in bank accounts other than the Series 04-1 Issuer Account unless the account is charged to the note trustee on acceptable terms;

     . have any indebtedness, other than indebtedness permitted under the terms of its articles of association or any of the issuer related documents;

     .  give any guarantee or indemnity for any obligation of any person;

     . repurchase any shares of its capital stock or declare or pay any dividend or other distributions to its shareholders;

     . consolidate with or merge with or into any person or liquidate or dissolve on a voluntary basis;

     . be a member of any group of companies for the purposes of value added tax;

     . waive or consent to the modification or waiver of any of the provisions of the issuer related documents without the prior written consent of the note trustee; or

     . offer to surrender to any company any amounts which are available for surrender by way of group relief.

5.   INTEREST

     Each note will bear interest on its principal amount outstanding from, and including, the closing date. Interest on the notes is payable in arrear in U.S. dollars on each interest payment date.

     If there is a shortfall between the amounts received by the issuer from the swap counterparty or otherwise and the amount of interest due on any class of notes on that interest payment date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the interest payment date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next interest payment date on which funds are available to the issuer, or, if earlier, the [.] interest payment date, from payments made to it from the swap counterparty or otherwise on that interest payment date, to make the payment. The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent. per annum, and payment of that interest will also be deferred and will be due on the next interest payment date on which funds are available to the issuer to make the payment or, if earlier, on the [.] interest payment date.

     Each period beginning on, and including, the closing date or any interest payment date and ending on, but excluding, the next interest payment date is called an interest period.

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     The first interest payment for the notes will be made on [.] 2004 for the interest period from and including the closing date to but excluding [.] 2004.

     Interest will stop accruing on any part of the principal amount outstanding of a note from the date it is due to redeem unless payment of principal is improperly withheld or refused. If this happens it will continue to bear interest in accordance with this condition, both before and after any judgement is given, until whichever is the earlier of the following:

     . the day on which all sums due in respect of that note, up to that day, are received by or on behalf of the relevant noteholder; and

     . the day which is seven days after the principal paying agent or the note trustee has notified the relevant class of noteholders, in accordance with condition number 14, that it has received all sums due in respect of the relevant class of notes up to that day, except to the extent that there is any subsequent default in payment.

     The rate of interest applicable to the notes for each interest period will be determined by the agent bank on the following basis:

     (1) On the quotation date for each class of note, the agent bank will determine the offered quotation to leading banks in the London interbank market for one-month U.S. dollar deposits or, in the case of the first interest period, the linear interpolation of one-month and two-month U.S. dollar deposits.

          This will be determined by reference to the British Bankers Association LlBOR Rates display as quoted on the Moneyline Telerate Service display page designated 3750. If the display page designated 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, any page showing this information will be used. If there is more than one service displaying the information, the one previously approved in writing by the note trustee will be used;

          In each case above, the determination will be made as at or about
          11.00 a.m., London time, on that date. These are called the screen rates for the respective classes.

          A "quotation date" means the second business day before the first day of an interest period.

     (2) if, on any quotation date, the screen rate is unavailable, the agent bank will:

          . request the principal London office of each of four major banks - called "reference banks" - in the London interbank market selected by the agent bank to provide the agent bank with its offered quotation to leading banks of the equivalent of the screen rate on that quotation date in an amount that represents a single transaction in that market at that time; and

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          .  calculate the arithmetic mean, rounded upwards to four decimal places, of those quotations;

     (3) if on any quotation date the screen rate is unavailable and only two or three of the reference banks provide offered quotations, the rate of interest for that interest period will be the arithmetic mean of the quotations as last calculated in (2) above; and

     (4) if fewer than two reference banks provide quotations, the agent bank will determine the arithmetic mean, rounded upwards to four decimal places of the rates quoted by major banks in London, selected by the agent bank at approximately 11.00 a.m. London time on the relevant quotation date, to leading banks for a period equal to the relevant interest period and in an amount that is representative for a single transaction in that market at that time, for loans in U.S. dollars.

     The rate of interest for each interest period for the class A notes will be the sum of:

     .  0.05 per cent. per annum; and

     . the screen rate or the arithmetic mean calculated to replace the screen rate.

     The rate of interest for each interest period for the class B notes will be the sum of:

     .  0.23 per cent. per annum; and

     . the screen rate or the arithmetic mean calculated to replace the screen rate.

     The rate of interest for each interest period for the class C notes will be the sum of:

     .  0.93 per cent. per annum; and

     . the screen rate or the arithmetic mean calculated to replace the screen rate.

     If the agent bank is unable to determine the screen rate or an arithmetic mean to replace it, as described in (2), (3) and (4) the rates of interest for any interest period will be as follows:

     . for the class A notes the rate will be the sum of 0.05 per cent. per annum and the screen rate or arithmetic mean last determined for the class A notes;

     . for the class B notes the rate will be the sum of 0.23 per cent. per annum and the screen rate or arithmetic mean last determined for the class B notes; and

     . for the class C notes the rate will be the sum of 0.93 per cent. per annum and the screen rate or arithmetic mean last determined for the class C notes.

     The agent bank will, as soon as it can after the quotation date for each interest period, calculate the amount of interest payable on each note for that interest period. The amount of interest will be calculated by applying the rate of interest for that interest period to the principal amount outstanding of that note during that interest period, multiplying the

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     product by the actual number of days in that interest period divided by 360 and rounding to the nearest U.S. dollars 0.01, half a cent being rounded upwards.

     On each interest payment date, the agent bank will determine the actual amount of interest which will be paid on the notes on that interest payment date and the amount of any shortfall on the notes for that interest period and the amount of interest on any shortfall which will be paid on that interest payment date. The amount of any interest on the shortfall will be calculated by applying the relevant rate of interest for those notes plus a margin of 2.0 per cent. per annum, to the sum of the shortfall and accrued interest on shortfall from prior interest periods which remains unpaid, multiplying by the actual number of days in the relevant interest period and dividing by 360 and rounding the nearest U.S. dollars 0.01, half a cent being rounded upwards.

     If, on any interest payment date, the amount available to the issuer, from the swap counterparty is insufficient (through shortfall in the amounts available from the series 04-1 medium term note certificate or otherwise) to pay in full the amount of interest due on a class of notes, any outstanding shortfall and accrued interest on shortfall, due on that interest payment date, that amount will be applied first to the payment of the interest due on that class of notes, secondly to the payment of any outstanding shortfall and thereafter to the payment of any accrued interest on shortfall for that class of notes.

     The rates and amounts determined by the agent bank will be notified to the issuer, trustee and paying agent and published in accordance with condition number 14 as soon as possible after these parties have been notified.

     The issuer, the paying agents, the note trustee, the reference banks, the agent bank and the noteholders will be bound by the determinations properly made as described above and none of the reference banks, the agent bank or the note trustee will be liable in connection with the exercise or non-exercise by them of their powers, duties and discretions for those purposes.

     If the agent bank fails to make a determination or calculation required as described above, the note trustee, or its appointed agent, without accepting any liability for it, will make the determination or calculation as described above. If this happens, the determination or calculation will be deemed to have been made by the agent bank.

     The issuer will ensure that there will be four reference banks while there are notes outstanding.

6.   REDEMPTION AND PURCHASE

     The issuer is only entitled to redeem the notes as provided in paragraphs (1 ), (2) and (3) below.

     (1)  SCHEDULED REDEMPTION

     Class A notes:

     Unless previously purchased and cancelled or unless the Regulated Amortisation Period or Rapid Amortisation Period has already started, all class A notes will be redeemed on

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     the series 04-1 scheduled redemption date, unless there is a shortfall between the amount in the Series 04-1 Issuer Account referable to the class A notes (being the proportion of the amount equal to the proportion that the class A notes bears to the class A notes on the Scheduled Redemption
     Date) and the total amount payable to the swap counterparty under the class A swap agreement. If there is such a shortfall, the class A notes will be redeemed proportionately with the amount in the Series 04-1 Issuer Account referable to the class A notes after being exchanged under the terms of the class A swap agreement. The Rapid Amortisation Period will then begin. The payments will be made in no order of preference and proportionately between all class A notes.

     Class B notes:

     Unless previously purchased and cancelled or unless the Regulated Amortisation Period or the Rapid Amortisation Period has already started, the class B notes will be redeemed on the series 04-1 scheduled redemption date unless there is a shortfall between the amount in the Series 04-1 Issuer Account, after payment of all interest and principal due and payable on the class A notes, and the amount due and payable to the swap counterparty under the class B swap agreement. If there is such a shortfall, the class B notes will be redeemed proportionately with the amount in the Series 04-1 Issuer Account after being exchanged under the terms of the class B swap agreement. The Rapid Amortisation Period will then begin. The payments will be made, in no order of preference and proportionately between all class B notes.

     Class C notes:

     Unless previously purchased and cancelled or unless the Regulated Amortisation Period or the Rapid Amortisation Period has already started, the class C notes will be redeemed on the series 04-1 scheduled redemption date unless there is a shortfall between the amount in the Series 04-1 Issuer Account, after payment of all interest and principal due and payable on the class A notes and the class B notes, and the amount due and payable to the swap counterparty under the class C swap agreement. If there is such a shortfall, the class C notes will be redeemed proportionately with the amount in the Series 04-1 Issuer Account after being exchanged under the terms of the class C swap agreement. The Rapid Amortisation Period will then begin. The payments will be made, in no order of preference and proportionately between all class C notes.

     If the Rapid Amortisation Period begins as a result of there being insufficient funds to repay principal and pay interest on the class A notes, the class B notes or the class C notes, as described above, then on each interest payment date after that, first (pari passu and pro rata) the class A notes, second the class B notes and third the class C notes, will be redeemed, to the extent of amounts available to the issuer, after being exchanged under the swap agreements, for each note of a class in the proportion that the principal amount outstanding of that note bears to the total principal amount outstanding of the notes of that class. This will happen until the earlier of the time when each class of notes has been paid in full and the [.] interest payment date.

     On each interest payment date, the agent bank will determine for each class of notes the following:

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     .  the amount of principal repayable on each note of that class; and

     . the principal amount outstanding of each note of that class on the first day of the next interest period, after deducting any principal payment due to be made on each note of that class on that interest payment date.

     The amounts and dates determined by the agent bank will be notified to the issuer, the paying agents and the note trustee and published in accordance with condition number 14 as soon as possible after these parties have been notified.

     The issuer, the paying agents, the note trustee and the noteholders will be bound by the determinations properly made as described above and neither the agent bank nor the note trustee will be liable for the exercise or non-exercise by it of its powers, duties and discretions for those purposes.

     If the agent bank fails to make a determination as described above, the note trustee will calculate the principal payment or principal amount outstanding as described above, and each of these determinations or calculations will be deemed to have been made by the agent bank. If this happens, the determination will be deemed to have been made by the agent bank.

     (2)  MANDATORY EARLY REDEMPTION

     If the Regulated Amortisation Period or the Rapid Amortisation Period begins before the series 04-1 scheduled redemption date, then on each interest payment date that each note of first class A, second class B, and third class C will be redeemed, in the proportion that its principal amount outstanding bears to the total principal amount outstanding of the notes of that class, to the extent of the amount, which is deposited into the Series 04-1 Issuer Account towards redemption of the series 04-1 medium term note certificate - after the amount has been exchanged for dollars under the relevant swap agreement or by the note trustee in the spot exchange market if the relevant swap agreement has been terminated. This will happen until the earliest of:

        . the date on which the relevant class of notes has been redeemed in full; or

        .  the [.] interest payment date.

     (3)  OPTIONAL REDEMPTION

     The issuer may by not less than thirty and not more than sixty days prior notice to the trustee and without the need to obtain the prior consent of the note trustee or the noteholders redeem all of the remaining notes on the next following interest payment date together with all accrued interest, deferred interest and additional interest if any if the principal balance of the remaining notes is less than 10 per cent. of their original principal balance and the note trustee is satisfied that the issuer will have funds available to it to make the required payment on that interest payment date.

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     (4)  FINAL REDEMPTION

     If the notes have not previously been purchased and cancelled or redeemed in full as described in condition number 6, the notes will be finally redeemed at their then principal amount outstanding on the [.] interest payment date, together with, in each case, all accrued and unpaid interest, shortfall and interest on shortfall, if any.

     The issuer or its parent may buy notes at any price. Any notes that are redeemed or purchased pursuant to these provisions will be cancelled at that time and may not be reissued or resold.

     You are required, at its request, to sell all of your notes to Gracechurch Card (Holdings) Limited, pursuant to the option granted to it by the note trustee, on your behalf. The option is granted to acquire all, but not some only, of the notes, plus accrued interest on them, for one penny per note, on the date upon which the note trustee gives written notice to Gracechurch Card (Holdings) Limited that it has determined, in its sole opinion, that all amounts outstanding under the notes have become due and payable and there is no reasonable likelihood of there being any further realisations, whether arising from an enforcement of the note trustee's security or otherwise, which would be available to pay all such amounts outstanding under the notes.

     This is called the "post maturity call option".

     You acknowledge that the note trustee has the authority and the power to bind you in accordance with the terms and conditions set out in the post maturity call option and, by subscribing or acquiring, as the case may be, for your note(s), you agree to be bound in this way.

7.   PAYMENTS

     Payments of principal and interest in respect of the notes will be made to the persons in whose names the global note certificates are registered on the register at the opening of business in the place of the registrar's specified office on the fifteenth day before the due date for such payment. Such date is called the "record date". Payments will be made by wire transfer of immediately available funds, if the registered holder has provided wiring instructions no less than five business days prior to the record date, or otherwise by check mailed to the address of the registered holder as it appears in the register at the opening of business on the record date. In the case of the final redemption, and provided that payment is made in full, payment will only be made against surrender of those global note certificates to the registrar.

     The note trustee will not be responsible for any deficiency which may arise because it is liable to tax in respect of the proceeds of any security.

     Similar provisions in respect of the indemnification of the security trustee are set out in the transaction documents.

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8.   TAXATION

     Payments of interest and principal will be made without making any deductions for any tax imposed by any jurisdiction having power to tax unless a deduction is required by the law of the relevant jurisdiction which has power to tax. If a deduction for tax is made, the paying agent will account to the relevant authority for the amount deducted. Neither the issuer nor any paying agent is required to make any additional payments to noteholders for any deductions made for tax.

9.   EVENTS OF DEFAULT

     If any of the following events occurs and is continuing it is called an "event of default":

     . the issuer fails to pay any amount of principal on the notes within 7 days of the date payment is due or fails to pay any amount of interest on the notes within 15 days of the date payment is due; or

     . the issuer fails to perform or observe any of its other obligations under the notes, the trust deed, the deed of charge or the paying agency and agent bank agreement other than any obligation to pay any principal or interest on the notes, and, except where that failure is incapable of remedy, it remains unremedied for 30 days after the note trustee has given written notice of it to the issuer, certifying that the default is, in its opinion, materially prejudicial to the interests of the noteholders; or

     . the early termination, without replacement, of any of the swap agreements as described in this prospectus under "The Swap Agreements:
        Common Provisions of the Swap Agreements"; or

     . a judgement or order for the payment of any amount is given against the issuer and continues unsatisfied and unstayed for a period of 30 days after it is given or, if a later date is specified for payment, from that date; or

     . a secured party or encumbrancer takes possession or a receiver, administrative receiver, administrator, examiner, manager or other similar officer is appointed, of the whole or any part of the business, assets and revenues of the issuer or an enforcement action is begun for unpaid rent or execution is levied against any of the assets of the issuer; or

     . the issuer becomes insolvent or is unable to pay its debts as they fall due; or

     . an administrator or liquidator of the issuer or the whole or any part of the business, assets and revenues of the issuer is appointed, or an application for an appointment is made; or

     . the issuer takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness or any guarantee of indebtedness given by it; or

     . the issuer stops or threatens to stop carrying on all or any substantial part of its business; or

     . an order is made or an effective resolution is passed for the winding up, liquidation or dissolution of the issuer; or

     . any action, condition or thing at any time required to be taken, fulfilled or done in order :

          (1) to enable the issuer lawfully to enter into, exercise its rights and perform and comply with its obligations under and in respect of the notes and the issuer related documents; or

          (2) to ensure that those obligations are legal, valid, binding and enforceable, except as that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally and that that enforceability may be limited by the effect of general principles of equity, is not taken, fulfilled or done; or

     . it is or will become unlawful for the issuer to perform or comply with any of its obligations under or in respect of the notes or the related documents; or

     . all or any substantial part of the business, assets and revenues of the issuer is condemned, seized or otherwise appropriated by any person acting under the authority of any national, regional or local government; or

     . the issuer is prevented by any person acting under the authority of any national, regional or local government from exercising normal control over all or any substantial part of its business, assets and revenues.

     If an event of default occurs then the note trustee may give an enforcement notice or appoint a receiver if it chooses and if it is indemnified to its satisfaction.

     If an event of default occurs then the note trustee shall be bound to give an enforcement notice if it is indemnified to its satisfaction and it is:

     .  required to by the swap counterparty;

     . required to by holders of at least one-quarter of the aggregate principal amount outstanding of the class A notes, if any remain outstanding, and if none remain outstanding, the class B notes, and if none of these remain outstanding, the class C notes; or

     . directed by an extraordinary resolution, as defined in the trust deed, of holders of outstanding class A notes, and if there are none, of holders of outstanding class B notes, and if there are none, of holders of outstanding class C notes.

     An "enforcement notice" is a written notice to the issuer declaring the notes to be immediately due and payable. When it is given, the notes will become immediately due and payable at their principal amount outstanding together with accrued interest without further action or formality. Notice of the receipt of an enforcement notice shall be given to the noteholders as soon as possible. A declaration that the notes have become immediately due and payable will not, of itself, accelerate the timing or amount of redemption of the notes as described in condition number 6.

10.  PRESCRIPTION

     Your notes will become void if they are not presented within the time limit for payment. That time limit is ten years from their due date. If there is a delay in the principal paying agent receiving the funds, the due date, for the purposes of this time limit, is the date on which it notifies you, in accordance with condition number 14, that it has received the relevant payment.

11.  REPLACEMENT OF NOTE CERTIFICATES

     If any note certificates are lost, stolen, mutilated, defaced or destroyed, you can replace them at the specified office of the registrar. You will be required to both pay the expenses of producing a replacement and comply with the issuer's reasonable requests for evidence, security and indemnity. You must surrender any defaced or mutilated note certificates before replacements will be issued.

12.  NOTE TRUSTEE AND AGENTS

     The note trustee is entitled to be indemnified and relieved from responsibility in certain circumstances and to be paid its costs and expenses in priority to your claims.

     In the exercise of its powers and discretions under the conditions and the trust deed, the note trustee will consider the interests of the noteholders as a class and will not be responsible for any consequence to you individually as a result of you being connected in any way with a particular territory or taxing jurisdiction.

     In acting under the paying agency and agent bank agreement, and in connection with your notes, the paying agents and the agent bank act only as agents of the issuer and the note trustee and do not assume any obligations towards or relationship of agency or trust for or with you.

     The note trustee and its related companies are entitled to enter into business transactions with the issuer, Barclays Bank PLC or related companies of either of them without accounting for any profit resulting from those transactions.

     The issuer can, at any time, vary or terminate the appointment of any paying agent or the agent bank and can appoint successor or additional paying agents or a successor agent bank. If the issuer does this it must ensure that it maintains the following:

     .  a principal paying agent;

     . a paying agent in New York and, if and for so long as any of the notes are listed on the Official List of the UK Listing Authority and admitted to trading on the London Stock Exchange, in London;

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     .  an agent bank; and

     .  a registrar.

     Notice of any change in the paying agents, agent bank, registrar or their specified offices shall be promptly given to you in accordance with condition number 14.

13.  MEETINGS OF NOTEHOLDERS, MODIFICATION AND WAIVER, SUBSTITUTION AND ADDITION

     Meetings of Noteholders

     The trust deed contains provisions for convening single and separate meetings of each class of noteholders to consider matters relating to the notes, including the modification of any provision of the conditions or the trust deed. Any modification may be made if sanctioned by an extraordinary resolution.

     The quorum for any meeting convened to consider an extraordinary resolution will be two or more persons holding or representing a clear majority of the aggregate principal amount outstanding of the relevant class of notes - and in the case of a separate meeting, the class A notes, the class B notes or the class C notes, as the case may be - for the time being outstanding.

     Certain terms including the date of maturity of the notes, any day for payment of interest on the notes, reducing or cancelling the amount of principal or the rate of interest payable in respect of the notes or altering the currency of payment of the notes, require a quorum for passing an extraordinary resolution of two or more persons holding or representing in total not less than 75 per cent. of the total principal amount outstanding of the relevant class of notes. These modifications are called "Basic Terms Modifications".

     Except where the extraordinary resolution effects a Basic Terms Modification, the interests of the most senior class of notes outstanding at the time take precedence over the interests of the subordinated classes. The note trustee may only give effect to an extraordinary resolution passed by the class C noteholders if it considers that the interests of the class A noteholders or the class B noteholders will not be materially prejudiced. An extraordinary resolution of the class B noteholders will only be effective if the note trustee considers that it will not be materially prejudicial to the class A noteholders.

     Subject to the foregoing, any extraordinary resolution duly passed shall be binding on all noteholders, whether or not they are present at the meeting at which such resolution was passed. The majority required for an extraordinary resolution shall be 75 per cent. of the votes cast on that extraordinary resolution.

     Modification and Waiver

     The note trustee may agree, without the consent of the noteholders, (1) to any modification except a Basic Terms Modification - of, or to the waiver or authorisation of any breach or proposed breach of, the notes or any other related agreement, which is not, in the opinion of the note trustee, materially prejudicial to the interests of the noteholders or (2) to any modification of any of the provisions of the terms and conditions or any of

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     the related agreements which, in the opinion of the note trustee, is of a formal, minor or technical nature or is to correct a manifest error. Any of those modifications, authorisations or waivers will be binding on the noteholders and, unless the note trustee agrees otherwise, shall be promptly notified by the issuer to the noteholders in accordance with condition number 14.

     Substitution and Addition

     The note trustee may also agree to the substitution of any other body corporate in place of the issuer as principal debtor under the trust deed and the notes and in the case of such a substitution or addition the note trustee may agree, without the consent of the noteholders, to a change of the law governing the notes and/or the trust deed provided that such change would not in the opinion of the trustee be materially prejudicial to the interests of the noteholders. Any such substitution or addition will be promptly notified to the noteholders in accordance with condition number 14.

     Enforcement

     At any time after the notes become due and repayable and without prejudice to its rights of enforcement in relation to the security, the note trustee may, at its discretion and without notice, institute such proceedings as it thinks fit to enforce payment of the notes, including the right to repayment of the notes together with accrued interest thereon, and shall be bound to do so only if it has been so directed by an extraordinary resolution of the noteholders of the relevant class. No extraordinary resolution of the class B noteholders or class C noteholders or any request of the class B noteholders or class C noteholders will be effective unless there is an extraordinary resolution of the class A noteholders or a direction of the class A noteholders to the same effect or none of the class A notes remain outstanding.

     No extraordinary resolution of the class C noteholders or any request of the class C noteholders will be effective unless there is an extraordinary resolution of the class B noteholders or a direction of the class B noteholders to the same effect or none of the class B notes remain outstanding.

     No noteholder may institute any proceedings against the issuer to enforce its rights under or in respect of the notes or the trust deed unless (1) the note trustee has become bound to institute proceedings and has failed to do so within a reasonable time and (2) the failure is continuing. Notwithstanding the previous sentence and notwithstanding any other provision of the trust deed, the right of any noteholder to receive payment of principal of and interest on its notes on or after the due date for the principal or interest, or to institute suit for the enforcement of payment of that interest or principal, may not be impaired or affected without the consent of that noteholder.

14.  NOTICES

     Any notice to you will be deemed to have been validly given if published in a leading English language daily newspaper in London - which is expected to be the Financial Times - and will be deemed to have been given on the day it is first published.

     Any notice specifying a rate of interest, an interest amount, an amount of shortfall or interest on it, principal payment or a principal amount outstanding will be treated as having been duly given if the information contained in that notice appears on the relevant page of the Reuters Screen or other similar service approved by the note trustee and notified to you. The notice will be deemed given when it first appears on the screen. If it cannot be displayed in this way, it will be published as described in the previous paragraph.

     Copies of all notices given in accordance with these provisions will be sent to the London Stock Exchange Company Announcements Office, Clearstream, Luxembourg, Euroclear and DTC.

15.  CURRENCY INDEMNITY

     You can be indemnified against losses you suffer from the use of an exchange rate to convert sums recovered by you in litigation against the issuer, which is different to the rate you ordinarily use. You must request this indemnity in writing from the issuer.

     This indemnity constitutes a separate and independent obligation of the issuer and shall give rise to a separate and independent cause of action.

16.  GOVERNING LAW AND JURISDICTION

     The notes, swap agreements and trust deed are governed by English Law and the English courts have non-exclusive jurisdiction in connection with the notes.

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                               THE EIGHTH SCHEDULE

                     PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1. AS USED IN THIS SCHEDULE THE FOLLOWING EXPRESSIONS SHALL HAVE THE FOLLOWING MEANINGS UNLESS THE CONTEXT OTHERWISE REQUIRES:

          (i) "BLOCK VOTING INSTRUCTION" shall mean an English language document issued by the Registrar and dated:

                (a)  certifying:

                     (1) that certain specified Notes (each a "BLOCKED NOTE") have been blocked in an account with a clearing system and will not be released until the conclusion of the Meeting and that the holder of each Blocked Note or a duly authorised person on its behalf has instructed the Registrar that the votes attributable to such Blocked Note are to be cast in a particular way on each resolution to be put to the Meeting; or

                     (2) that each registered holder of certain specified Notes (each a "RELEVANT NOTE") or a duly authorised person on its behalf has instructed the Registrar that the votes attributable to each Relevant Note held by it are to be cast in a particular way on each resolution to be put to the Meeting and in each case that, during the period if 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

                (b) listing the total amount of the Blocked Notes and the Relevant Notes, distinguishing for each resolution between those in respect of which instructions may not be amended or revoked;

                (c) authorising a named individual or individuals to vote in respect of the Blocked Notes and the Relevant Notes in accordance with such instructions;

          (ii) "FORM OF PROXY" means, in relation to any Meeting, a document in the English language available from the Registrar signed by the Noteholder or, in the case of a corporation, executed under its seal or signed on its behalf by a duly authorised officer and delivered to the Registrar not later than 48 hours before the time fixed for such Meeting, appointing a named individual or individuals to vote in respect of the Notes held by such Noteholder;

          (iii) "PRINCIPAL AMOUNT OUTSTANDING" shall mean in relation to a Note on any date, the principal amount of the Note upon issue (being, in the case of Class A Notes, the Class B Notes and the Class C Notes, $1,000 less the aggregate amount of all principal payments in respect of that Note that have been paid by the Issuer to the Noteholder prior to such date in accordance with the Note Conditions.

          (iv) "48 HOURS" shall mean a period of 48 hours including all or part of two days upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Registrar has its specified office (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business as aforesaid; and

          (v) "24 HOURS" shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Registrar has its specified office (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid;

          (vi) "VOTER" means, in relation to any Meeting, (a) a Proxy or a Noteholder, provided, however, that any Noteholder which has appointed a Proxy under a Block Voting Instruction or Form of Proxy shall not be a "VOTER" except to the extent that such appointment has been revoked and the Registrar notified in writing of such revocation at least 48 hours before the time fixed for such Meeting;

          (vii) "PROXY" means, in relation to any Meeting, a person appointed under a Block Voting Instruction or a Form of Proxy other than:

                (1) any such person whose appointment has been revoked and in relation to whom the Registrar has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and

                (2) any such person appointed vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointment to vote at the Meeting when it is resumed.

     The holder of a Note may require the Registrar to issue a Block Voting Instruction by arranging (to the satisfaction of the Registrar) for such Note to be blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. The holder of a Note may require the Registrar to issue a Block Voting Instruction by delivering to the Registrar written instructions not later than 48 hours before the time fixed for the relevant Meeting. Any holder of a Note may obtain an uncompleted and unexecuted Form of Proxy from the Registrar. A Block Voting Instruction and a Form of Proxy cannot be outstanding simultaneously in respect of the same Note.

     Where Notes are within Euroclear or Clearstream, Luxembourg, or any other clearing system, references to the deposit, or release, of Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of Euroclear or Clearstream, Luxembourg, or such other clearing system.

     Unless the context otherwise requires or unless otherwise defined in this Schedule, terms defined in the Trust Deed (including the Note Conditions) shall have the same meaning in this Schedule.

2. The Issuer or the Note Trustee may at any time and the Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth of the Notes of the relevant class for the time being then outstanding, convene a meeting of the Noteholders of such Class or, and if the Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Note Trustee or the requisitionists. Whenever the Issuer is about to convene any such meeting, it shall immediately give notice in writing to the Note Trustee of the date, time and place thereof and the nature of the business to be transacted. Every such meeting shall be held at such place as the Note Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given by the Note Trustee (if the meeting is convened by the Note Trustee) or by the Issuer (if the meeting is convened by the Issuer on its own behalf or upon requisition by the Noteholders pursuant to paragraph 2) to the relevant Noteholders, the Paying Agents and the Registrar prior to any meeting of the relevant Noteholders in the manner provided by Note Condition 14. Such notice shall state generally the nature of the business to be transacted at the meeting thereby convened and (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Notes may be blocked in clearing systems for the purposes of appointing Proxies under Block Voting Instructions until 48 hours before time fixed for the Meeting and a Noteholder may appoint a Proxy either under a Block Voting Instruction by delivering written instructions to the Registrar or by executing and delivering a Form of Proxy to the Specified Office of the Registrar, in either case until 48 hours before the time fixed for the Meeting. A copy of the notice shall be sent by post to the Note Trustee (unless the meeting is convened by the Note Trustee) and to the Issuer (unless the meeting is convened by the Issuer).

4. Some person (who may but need not be a Noteholder or, if applicable, a Noteholder of the relevant class of Notes) nominated in writing by the Note Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting the relevant Noteholders present shall choose one of their number to be Chairman.

5. At any such meeting two or more Voters holding or representing in the aggregate not less than one-tenth of the principal amount of Notes of the relevant class for the time being outstanding, shall form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more Voters holding or representing in the aggregate a clear majority of the aggregate Principal Amount Outstanding of the Notes of the relevant class for the time being outstanding, provided that at any meeting the business of which (in relation to the relevant class of Notes):

     (5) includes the sanctioning of a modification of the date of maturity of the Notes;

     (1) would have the effect of modifying any day for payment of interest on the Notes or the Rate of Interest (as defined in Note Condition 5) applicable in respect of the Notes or modifying the method of determining the same;

     (2) includes reducing or cancelling (or, in the case of the Notes, increasing) the amount of principal or the rate of interest payable in respect of the Notes;

     (3) would have the effect of altering the currency of payment of the Notes;

     (4) would have the effect of sanctioning any such scheme or proposal as is described in paragraph 18(i) below;

     (5) would have the effect of altering the majority required to pass an Extraordinary Resolution or the manner in which such majority is constituted;

     (6) would have the effect of altering the manner or priority of redemption of the Notes; or

     (7) would have the effect of altering this proviso or the proviso to paragraph 6 below,

     the quorum shall be two or more Voters holding or representing in the aggregate not less than seventy-five per cent. of the of the aggregate Principal Amount Outstanding of the Notes of the relevant class for the time being outstanding. Such matters shall only be capable of being effected after having been approved by Extraordinary Resolutions of Noteholders of each class of Notes outstanding at such time.

6. If within fifteen minutes after the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of the Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman of the meeting and approved by the Note Trustee) and at such adjourned meeting two or more Voters (whatever the aggregate of the Principal Amount Outstanding of the Notes of the relevant class so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present. Provided that, subject to proviso (i) to paragraph 18 below, at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5 above, the quorum shall be two or more persons present holding Notes and/or voting certificates or being proxies in respect thereof and holding or representing in the aggregate
     33 1/3 per cent. of the aggregate of the Principal Amount Outstanding of the Notes of the relevant class then outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall (except in cases where the proviso to paragraph 6 above shall apply when it shall state the relevant quorum) state that Voters present at the adjourned meeting (whatever the aggregate of the Principal Amount Outstanding of the Notes of the relevant class then outstanding held) will form a quorum if at least two such persons are present. Subject as aforesaid it shall not be necessary to give any notice of any adjourned meeting.

8. Every resolution submitted to a meeting shall (subject to paragraph 21) be decided by a simple majority, in the first instance by a show of hands, then (subject to paragraph 9) by a poll and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder of the relevant class and/or as a holder of a voting certificate and/or as a Proxy.

9. At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Issuer or by two or more Voters being present and holding or representing in the aggregate not less than one-fiftieth part of the Principal Amount Outstanding of the Notes of the relevant class then outstanding a declaration by the Chairman that a resolution has been carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded, it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Note Trustee and the Issuer (through their respective officers, employees, advisers, agents or other representatives) and their respective financial and legal advisers should be entitled to attend and speak at any meeting of the Noteholders. Save as aforesaid but without prejudice to the proviso to the definition of "OUTSTANDING" in Clause 1.2 of the Trust Deed no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Condition 13 or, unless he either produces the Note(s) of which he is the holder or a voting certificate or is a proxy.

14. Subject as provided in paragraph 12 hereof at any meeting on a show of hands every Voter who is present in person shall have one vote or on a poll every person who is so present shall have one vote in respect of each $1 in Principal Amount Outstanding of the Notes of the relevant class so produced or represented by the voting certificate so produced or in respect of which he is a Proxy.

     Without prejudice to the obligations of the Proxies named in any Block Voting Instruction or Forms of Proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.  The Proxies need not be Noteholders.

16. Each block voting instruction together (if so required by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the Registrar shall be deposited at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the Proxies named in the block voting instruction propose to vote and in default of such deposit the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction shall, unless the Note Trustee otherwise agrees, be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the Proxies named in any such block voting instruction.

17. Any vote cast in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Noteholder's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received from the Registrar by the Issuer at its registered office (or such other place as may have been approved by the Note Trustee for the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used.

18. A meeting of the Noteholders shall, in respect of Notes of the relevant class only and insofar as it affects Notes of the relevant class, and in addition to the powers hereinbefore given, have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) only, namely:

          (a) power to sanction any compromise or arrangement proposed to be made between the Issuer and the Noteholders;

          (b) power to sanction any abrogation, modification (including for the avoidance of doubt a modification which would have the effect of increasing the amount of principal or the rate of interest payable (in respect of the Notes)), compromise or arrangement in respect of the rights of the Noteholders against the Issuer or against any of its property or against any other person whether such rights shall arise under this Deed, any of the Notes or otherwise;

          (c) power to assent to any modification of the provisions contained in this Deed, the Note Conditions or the Notes which shall be proposed by the Issuer or the Note Trustee;

          (d) power to give any authority or sanction which under the provisions of this Deed (including the Note Conditions) is required to be given by Extraordinary Resolution;

          (e) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

          (f) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of this Deed;

          (g) power to discharge or exonerate the Note Trustee from all liability in respect of any act or omission for which the Note Trustee may have become responsible under this Deed or under the Notes;

          (h) power to authorise the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

          (i) power to sanction any such substitution as is referred to in Condition 13, but without prejudice to the Note Trustee's powers in relation thereto or any scheme or proposal for the exchange or sale of the Notes for, or the conversion of any of the Notes into, or the cancellation of any of the Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or of any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash; and

          (j) power to authorise the Note Trustee or any receiver appointed by it where it or he shall have entered into possession of the security to discontinue enforcement of any security constituted by this Deed and the Deed of Charge either unconditionally or upon any conditions, provided that:

          (i) no modification involving any of the matters referred to in the proviso to paragraph 5 above passed by the Class A Noteholders shall be effective unless it is sanctioned by an Extraordinary Resolution of each of the Class B Noteholders (provided that the Class B Notes are then outstanding) and the Class C Noteholders (provided that the Class C Notes are then outstanding);

          (ii) no modification involving any of the matters referred to in the proviso to paragraph 5 above passed by the Class B Noteholders shall be effective unless it is sanctioned by an Extraordinary Resolution of each of the Class A Noteholders (provided that the Class A Notes are then outstanding) and the Class C Noteholders (provided that the Class C Notes are then outstanding); and

          (iii) no modification involving any of the matters referred to in the proviso to paragraph 5 above passed by the Class C Noteholders shall be effective unless it is sanctioned by an Extraordinary Resolution of each of the Class A Noteholders (provided that the Class A Notes are then outstanding) and the Class B Noteholders (provided that the Class B Notes are then outstanding;

          (iv) no other Extraordinary Resolution of the Class B Noteholders or the Class C Noteholders shall be effective unless (a) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders or the Class B Noteholders, as the case may be, or (b) it is sanctioned by an Extraordinary Resolution of the Class A Noteholder or the Class B Noteholders, as the case may be, or
                 (c) none of the Class A Notes or, as the case may be, the Class B Notes remains outstanding;

19. The following provisions shall apply where outstanding Notes belong to more than one class:

          (a) business which in the opinion of the Note Trustee affects the Notes of only one class shall be transacted at a separate meeting of the Noteholders of that class;

          (b) business which in the opinion of the Note Trustee affects the Notes of more than one class but does not give rise to an actual or potential conflict of interest between the Noteholders of one such class and the Noteholders of any other class shall be transacted either at separate meetings of the Noteholders of each such class or at a single meeting of the Noteholders of all such classes as the Trustee shall in its absolute discretion determine;

          (c) business which in the opinion of the Note Trustee affects the Notes of more than one class and gives rise to an actual or potential conflict of interest between the Noteholders of one such class and the Noteholders of any other such class shall be transacted at separate meetings of the Noteholders of each such class; and

          (d) as may be necessary to give effect to the above provisions, the preceding paragraphs of this Schedule shall be applied as if references to the Notes and Noteholders were to the Notes of the relevant class and to the Noteholders of such Notes.

20. Subject to the provisos to paragraph 18 above, any resolution passed at a meeting of the Noteholders duly convened and held in accordance with this Deed shall be binding upon all the Noteholders of the relevant class or classes (as the case may be) whether present or not present at such meeting and whether or not voting and any resolution passed at a meeting of the Class A Noteholders duly convened and held as aforesaid shall also be binding upon all the Class B Noteholders and Class C Noteholders and any resolution passed at a meeting of the Class B Noteholders duly convened and held as aforesaid shall also be binding upon all of the Class C Noteholders.

     All of the relevant classes of Noteholders shall be bound to give effect to any such resolutions accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be published (at the cost of the Issuer) in accordance with Note Condition 14 by the Issuer within 14 days of such result being known, provided that the non-publication of such notice shall not invalidate such resolution.

21. The expression "EXTRAORDINARY RESOLUTION" when used in this Deed means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions herein contained by a majority consisting of seventy-five per cent. of the persons voting thereat upon a show of hands or if a poll be duly demanded then by a majority consisting of not less than seventy-five per cent. of the votes given on such poll.

22. Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had thereat to have been duly passed or had.

23. Where appropriate, subject to the provisions of this Trust Deed and the relevant Note Conditions, joint meetings of the Class A Noteholders, the Class B Noteholders and Class C Noteholders may be held to consider the same resolution and/or, as the case may be, the same Extraordinary Resolution and the provisions of this Schedule shall apply mutatis mutandis thereto.

24. Subject to all other provisions contained in this Deed the Note Trustee may without the consent of the Issuer or the Noteholders prescribe such further resolutions regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Note Trustee may in its sole discretion think fit.

25. References herein to a "RESOLUTION DULY PASSED AT A MEETING OF THE NOTEHOLDERS" shall include, where the context permits, a resolution in writing signed by or on behalf of all Noteholders of the relevant class who for the time being are entitled to receive notice of a meeting in accordance with the provisions herein contained. Such resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of such Noteholders.

                               THE NINTH SCHEDULE

                              PRIORITY OF PAYMENTS

The Note Trustee shall (subject to Clause 8) apply all monies received by it under this Deed in the following order of priority (and from the amounts, accounts or ledgers as calculated or specified under each item below):

(a)  Prior to the delivery of an Enforcement Notice, on each Distribution Date:

     . FIRST, from Further Interest received, the costs and expenses of the Issuer (including, for the avoidance of doubt, those in relation to the Note Trustee and any corporate services provider) for the relevant Monthly Period;

     . SECOND, from funds which had been credited to the Class A Coupon Ledger, Class B Coupon Ledger and Class C Coupon Ledger, the costs and expenses of the Issuer (including, for the avoidance of doubt, those in relation to the Note Trustee, to the extent not satisfied under the immediately preceding item) for the relevant Monthly Period remaining after the first item will be paid or reserved for within the Issuer proportionately to the Class A Notes, the Class B Notes and the Class C Notes share;

     .    THIRD, pari passu and pro rata from funds which had been credited to
          (1) the Class A Coupon Ledger and from amounts which had been credited to the Class A Principal Ledger, the lesser of (1) the aggregate of the amounts credited to the Class A Coupon Ledger and the Class A Principal Ledger after paying or reserving for the Class A Notes proportionate share of the Issuer's costs and (2) the amounts due and payable to the Swap Counterparty under the Class A Swap Agreement for the relevant Calculation Period (other than amounts payable under the twelfth item below), to the Swap Counterparty, and upon payment to the Issuer by the Swap Counterparty in exchange therefor, to the holder of the Class A Note (or, to the extent the Class A Swap Agreement has been terminated and not replaced, the lesser of (i) the spot United States dollar equivalent (on such Distribution Date) of (1) above and
          (ii) the amount due under the Class A Note, to the holder of the Class A Note);

     . FOURTH, from funds which had been credited to the Class B Coupon Ledger and from amounts which had been credited to the Class B Principal Ledger, the lesser of (1) the aggregate of the amounts credited to the Class B Coupon Ledger and the Class B Principal Ledger after paying or reserving for the Class B Notes proportionate share of the Issuer's costs and (2) the amounts due and payable to the Swap Counterparty under the Class B Swap Agreement for the relevant Calculation Period (other than amounts payable under the thirteenth item below), to the Swap Counterparty, and upon payment to the Issuer by the Swap Counterparty in exchange therefor to the holder of the Class B Note (or, to the extent the Class B Swap Agreement has been terminated and not replaced, the lesser of (i) the spot United States dollar equivalent (on such Distribution Date) of (1) above and (ii) the amount due under the Class B Note to the holder of the Class B
          Note);

     . FIFTH, from funds which are on deposit in the Series 04-1 Expenses Loan Account, an amount equal to the Monthly Loan Expenses Amount to the Lender under the Expenses Loan Agreement;

     . SIXTH, from funds which had been credited to the Class C Coupon Ledger and from amounts which had been credited to the Class C Principal Ledger, the lesser of (1) the aggregate of the amounts credited to the Class C Coupon Ledger and the Class C Principal Ledger after paying or reserving for the Class C Notes proportionate share of the Issuer's costs and (2) the amounts due and payable to the Swap Counterparty under the Class C Swap Agreement for the relevant Calculation Period (other than amounts payable under the fourteenth item below), to the Swap Counterparty, and upon payment to the Issuer by the Swap Counterparty in exchange therefor to the holder of the Class C Note (or, to the extent the Class C Swap Agreement has been terminated and not replaced, the lesser of (i) the spot United States dollar equivalent (on such Distribution Date) of (1) above and (ii) the amount due under the Class C Note to the holder of the Class C Note);

     . SEVENTH, pari passu and pro rata from funds which had been credited to the Class A Coupon Ledger and which are credited to the Series 04-1 Expenses Loan Account, the lesser of the remaining amount on deposit in the Series 04-1 Expenses Loan Account and an amount equal to the principal calculated as payable in accordance with the Expenses Loan Agreement will be paid to the Lender under the Expenses Loan Agreement;

     . EIGHTH, pari passu and pro rata from funds which had been credited to the Class A Coupon Ledger, the lesser of the amount on deposit in the Series 04-1 Issuer Accounts and an amount equal to 1/2 of the Series 04-1 Extra Amount, will be paid to the order of the Issuer;

     . NINTH, pari passu and pro rata from funds which had been credited to the Class A Coupon Ledger and the Additional Funds Ledger, any amounts due from or required to be provided for by the Issuer to meet its liabilities to any taxation authority will be paid to the order of the Issuer;

     . TENTH, pari passu and pro rata from funds which had been credited to the Class A Coupon Ledger other than amounts payable under the thirteenth item below and the Additional Funds Ledger, any amounts due to third parties under obligations incurred in the course of the Issuer's business will be paid to the order of the Issuer;

     . ELEVENTH, from funds which had been credited to the Class A Coupon Ledger, Class B Coupon Ledger and Class C Coupon Ledger and the Additional Funds Ledger, an amount equal to the lesser of the amount on deposit in the Series 04-1 Issuer Account and the amount needed to cover any shortfall with respect to the Notes caused by the imposition of withholding taxes on payments made under the Series 04-1 MTN Certificate or the Swap Agreements;

     .    TWELFTH, pari passu and pro rata from funds which had been credited to
          (1) the Class A Coupon Ledger and the Class A Principal Ledger, the amount equal to any termination payment due and payable to the Swap Counterparty pursuant to the Class A Swap Agreement where the Class A Swap Agreement has been terminated as a result of a default by the Swap Counterparty, to be paid to the Swap Counterparty pursuant to the Class A Swap Agreement; (2) the Class A Coupon Ledger and the Class A Principal Ledger, the amount equal to any termination payment due and payable to the Swap Counterparty pursuant to the Class A Swap Agreement where the Class A Swap Agreement has been terminated as a result of a default by the Swap Counterparty, to be paid to the Swap Counterparty pursuant to the Class A Swap Agreement;

     . THIRTEENTH, from funds which had been credited to the Class B Coupon Ledger and the Class B Principal Ledger, the amount equal to any termination payment due and payable to the Swap Counterparty pursuant to the Class B Swap Agreement where the Class B Swap Agreement has been terminated as a result of a default by the Swap Counterparty, to be paid to the Swap Counterparty pursuant to the Class B Swap Agreement;

     . FOURTEENTH, from funds which had been credited to the Class C Coupon Ledger and the Class C Principal Ledger, the amount equal to any termination payment due and payable to the Swap Counterparty pursuant to the Class C Swap Agreement where the Class C Swap Agreement has been terminated as a result of a default by the Swap Counterparty, to be paid to the Swap Counterparty pursuant to the Class C Swap Agreement; and

     . FIFTEENTH, any amounts remaining and which had been credit to the Additional Funds Ledger, Class A Coupon Ledger, Class B Coupon Ledger or Class C Coupon Ledger will constitute the Deferred Subscription Price Amount and will be paid to the MTN Issuer.

     For greater certainty, the phrase "terminated as a result of a default of the Swap Counterparty" means termination of the relevant Swap Agreement either (i) following the occurrence of an Event of Default (as defined in the Class A Swap Agreement, Class B Swap Agreement or Class C Swap Agreement, as applicable) where the Swap Counterparty is the Defaulting Party (as defined in the Class A Swap Agreement, Class B Swap Agreement or Class C Swap Agreement, as applicable) or (ii) following the Additional Termination Event (as defined in the Class A Swap Agreement, Class B Swap Agreement or Class C Swap Agreement, as applicable) set out in paragraph 1(h) (iii) (Failure to comply with obligations) set out in Section 5(m) (Other Provisions)) of the Schedule to the relevant Swap Agreement.

(b) From the date upon which an Enforcement Notice is served, all monies referred to in Clauses 6.2 and 6.3 of the Deed of Charge shall be applied, in the amounts required (but only to the extent that such payment does not cause the Series 04-1 Issuer Account to become overdrawn) in the following order of priority:

     (a) FIRSTLY, in no order of priority inter se but pro rata to the respective amounts then due, to pay remuneration then due to any receiver appointed pursuant to the Deed of Charge and all amounts due in respect of legal fees and other costs, charges, liabilities, expenses, losses, damages, proceedings, claims and demands then owed to or incurred by the Note Trustee under and in respect of the Issuer Related Documents (as defined in Note Condition
          4) and in enforcing the security created by or pursuant to the Deed of Charge and/or in perfecting title to the Charged Property (as defined in the Deed of Charge), together with interest thereon as provided in any such document;

     (b) SECONDLY, pari passu and pro rata in or towards payment of all interest and then principal then due and unpaid in respect of the Class A Notes after, subject to the eleventh item below, having paid any Sterling Amounts required to be paid to the Swap Counterparty under the terms of the Swap Agreement relating to the Class A Notes;

     (c) THIRDLY, in or towards payment of all interest and then principal then due and unpaid in respect of the Class B Notes after, subject to the twelfth item below, having paid any Sterling Amounts required to be paid to the Swap Counterparty under the Swap Agreement relating to the Class B Notes;

     (d) FOURTHLY, towards payment of amounts of interest due and unpaid under the terms of the Expenses Loan Agreement;

     (e) FIFTHLY, towards payment of all interest and then principal then due and unpaid in respect of the Class C Notes after, subject to the thirteenth item below, having paid any Sterling Amounts required to be paid to the Swap Counterparty under the Swap Agreement relating to the Class C Notes;

     (f) SIXTHLY, after the Notes have been paid in full, towards payment of amounts of principal due and unpaid under the terms of the Expenses Loan Agreement;

     (g) SEVENTHLY, towards payment of any sums due from (or required to be provided for by) the Issuer to meet its liabilities to any taxation authority (including in respect of corporation tax to the Inland Revenue);

     (h) EIGHTHLY, towards payment of any sums due to third parties under obligations incurred in the course of the Issuer's business;

     (i)  NINTHLY, in or towards payment of the Deferred Subscription Price
          Amount;

     (j) TENTHLY, towards payment of any dividends due and unpaid to shareholders of the Issuer;

     (k) ELEVENTHLY, pari passu and pro rata the amount equal to any termination payment due and payable to the Swap Counterparty pursuant to the Class A Swap Agreement where the Class A Swap Agreement has been terminated as a result of a default by the Swap Counterparty;

     (l) TWELFTHLY, the amount equal to any termination payment due and payable to the Swap Counterparty pursuant to the Class B Swap Agreement where the Class B Swap Agreement has been terminated as a result of a default by the Swap Counterparty;

     (m) THIRTEENTHLY, the amount equal to any termination payment due and payable to the Swap Counterparty pursuant to the Class C Swap Agreement where the Class C Swap Agreement has been terminated as a result of a default by the Swap Counterparty; and

     (n) FOURTEENTHLY, in payment of the balance (if any) to the liquidator of the Issuer.

Without prejudice to the above, if the Note Trustee holds any monies which represent principal and interest in respect of the Notes which have become void or in respect of which claims have been prescribed under Note Condition 10, the Note Trustee will hold such monies on the above trusts.

Executed as a deed on behalf of         )
GRACECHURCH CARD FUNDING (NO. 6) PLC    )
by                                      )
Director:                               )

                                        )

Director:                               )

in the presence of:


Executed as a Deed on behalf of         )
THE BANK OF NEW YORK                    )
                                        )
in the presence of:                     )